                             SCHRODER MUTUAL FUNDS

APRIL 30, 2001                SEMI-ANNUAL REPORT (UNAUDITED)

      SCHRODER                Schroder Emerging Markets Fund
 CAPITAL FUNDS                Schroder International Fund
    (DELAWARE)                Schroder International Smaller Companies Fund
                              Schroder Ultra Fund
                              Schroder U.S. Large Cap Equity Fund
                              Schroder U.S. Smaller Companies Fund

      SCHRODER                Schroder MidCap Value Fund
  SERIES TRUST                Schroder Small Capitalization Value Fund
                              Schroder Total Return Fixed Income Fund



[Schroders Logo]

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

                                          June 15, 2001

Dear Shareholder:

We are pleased to present the Semi-Annual Report to shareholders of the Schroder Mutual Funds for the six months ended April 30, 2001.

The six months ended April 30 was a challenging period for equity and fixed-income markets alike. Negative investor sentiment dominated U.S. equity markets, and concerns about global economic growth intensified. The U.S. economy slowed markedly late in 2000, and the Federal Reserve reversed its course. Following a period of monetary tightening between June 1999 and May 2000, the Fed shifted its policy and lowered rates on four occasions for a total of 200 basis points between January 1 and April 30, 2001. The stimulative effects of these cuts were not enough to overcome the severe weakness in the technology and telecommunications sectors, as weak corporate profits and earnings disappointments persisted through the first quarter of 2001. Indeed, equity indexes closed the first calendar quarter at six-month lows. As the second calendar quarter got under way, the markets rebounded, hopeful that the interest rate cuts would begin to spur demand. In April, U.S. equity markets experienced their strongest monthly performance in nearly a decade, mitigating the losses incurred in the difficult six-month period.

The economic weakness in the U.S. and Japan led to a sharp sell-off in Japanese and Asian equity markets. European markets -- initially perceived to be less vulnerable to the global economic slowdown -- stumbled as well, as projections of corporate profits and economic growth were scaled back. Emerging markets also faltered early in the period, but outperformed their developed counterparts early in 2001, as the Fed reacted swiftly to slowing global growth.

Looking ahead, we anticipate that central banks around the world will continue to ease monetary policy. We expect this easing to stimulate a global economic recovery beginning in the second half of 2001 and extending into next year. We believe that emerging markets will be major beneficiaries, given their sensitivity to global growth and interest rates.

This report includes comments from portfolio managers, performance information, schedules of investments, and other relevant information regarding the Schroder Mutual Funds. We encourage you to read the report, and we thank you for making Schroders part of your investment program.

                                          Sincerely,

                                          /s/ Catherine A. Mazza

                                          Catherine A. Mazza
                                          President

The views expressed in the following report were those of each respective Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date this semi-annual report is first published or any time thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs. Certain securities described in these reports may no longer be held by the Fund and therefore no longer appear in the Schedules of Investments as of April 30, 2001.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF APRIL 30, 2001)

PERFORMANCE

The Schroder Emerging Markets Fund's Investor Shares fell by -11.7% for the six months ended April 30, 2001. The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index fell by -7.3% during the same period.

The Fund suffered mainly from negative stock selection, especially the overweight positions in telecommunications stocks in China (China Unicom), Brazil (Embratel, Telesp Cellular) and Korea (Korea Telecom). The Fund benefited from its cash holdings in falling markets and the overweight positions in key technology stock holdings, including Via Technologies and Samsung Electronics. Overall, we were too optimistic about the outlook for emerging markets at the start of the period, and policy was therefore too aggressive for the market conditions that ensued.

MARKET BACKGROUND

The six months ended April 30 proved a difficult period for equity investors in general, but it was especially problematic in emerging markets. Sensitivity to the global economic backdrop, and its export-oriented nature rendered the emerging markets particularly vulnerable. Even though falling interest rates generally benefit emerging markets, those markets were nevertheless negatively affected by problems in the technology sector, which suffered from a stream of earnings downgrades. Country-specific problems in Turkey and Argentina added to a difficult environment and increased investors' aversion toward riskier assets.

At the beginning of 2001, emerging markets started to outperform developed markets. The U.S. Federal Reserve reacted quickly to slowing global growth and cut interest rates to stimulate demand. Lower interest rates in the U.S. and other major economies suggested that the trough in economic activity was approaching, and this led to a return of market confidence.

PORTFOLIO REVIEW

The main detractor from performance over the period was the Fund's overweight positions in the telecommunications sector. We believed that emerging market telecom stocks were more attractively valued and offered better growth prospects than did their developed market counterparts. However, during the six-month period, emerging market telecom stocks were hurt by negative sentiment surrounding telecoms as a whole. Since the beginning of 2001, we reduced the Fund's position in telecoms. The sale of some of our holdings in this sector partly reflected our move into more interest rate sensitive stocks, such as financials, and some early cyclicals, but it was also a deliberate move to diversify risk in the portfolio.

At the country level, the Fund remained overweighted in Korea, partly through the increase in exposure to Samsung Electronics, which is building a leading position in semiconductors. We expanded holdings in Taiwan to take advantage of attractive valuations. Recent financial sector reform in Taiwan improved investor sentiment and helped to lower the equity risk premium. In India, we took advantage of recent weakness to augment the Fund's holdings in stocks outside the software sector, where the short-term risk to earnings forecasts increased.

The Fund remained underweighted in Argentina following the crisis. The appointment of former Argentine Economy Minister Domingo Cavallo to the President's cabinet added some confidence to the market, but his ability to restart the economy, which is the key to avoiding devaluation and default, is uncertain. We remain cautious even in the face of attempted reforms, as the political situation in Argentina is still unstable. We reduced the Fund's weighting in the Brazilian market, reflecting concerns about contagion from Argentina. Growing political tensions are also hurting Brazil. We increased the Fund's overweight position in Mexico, where the government is committed to carrying out fiscal reform. This commitment should lead to an upgrade in Mexico's investment rating, with the concomitant likelihood of declining real interest rates.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

In Europe, the Middle East and Africa (EMEA), the Fund continued to be underweighted in South Africa, as its potential for growth lagged that of other emerging markets. However, we added to cyclical commodity-related stocks, such as Amplats and Sappi. We decreased exposure to Turkey, as the political crisis led to very high interest rates and a forced devaluation. We remain cautious, despite current rescue packages, as the political environment there is still unstable. We also reduced the Fund's exposure to the Israeli domestic sector, given political tensions following the appointment of a new government. We continued to find good investment opportunities in Russia, where rising oil revenues -- given the continuing strength of oil prices -- supported the economy.

OUTLOOK

The key issue for emerging markets remains the timing of a recovery in the U.S. economy. We believe that this pickup will occur later than previous forecasts predicted. While profits and economic data could continue to disappoint in the short term, we believe that the anticipation of a global economic recovery will lead to better returns from emerging markets. Historically, these markets have performed well before the recovery occurs, as falling interest rates allow investors to look forward to better times. Currently, there are signs that investors are already beginning to gain this confidence.

With more interest rate declines expected around the world, we will continue to increase exposure to markets and stocks that are likely to benefit the most. We believe that emerging markets will be among the major beneficiaries, given their sensitivity to global growth and interest rates. In addition, shares in these markets are attractively valued relative to their developed market peers. However, we are limiting country-specific risk by focusing on countries with stable political regimes and relatively stable currencies.

PERFORMANCE INFORMATION

                                                              ONE YEAR ENDED     INCEPTION TO
                                                              APRIL 30, 2001    APRIL 30, 2001*
                                                              --------------    ---------------
Schroder Emerging Markets Fund -- Investor Shares...........      -31.25%            -0.84%

*Average annual total return from commencement of Fund operations (October 31,
1997)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                                 TOP 5 HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
Samsung Electronics                   3.2%
Telefonos De Mexico ADR               2.7
Taiwan Semiconductor
  Manufacturing                       2.4
United Microelectronics               1.9
Check Point Software
  Technologies                        1.6

                             GEOGRAPHIC ALLOCATION
------------------------------------------------------

                                % OF NET ASSETS
-----------------------------------------------
Asia/Far East                        49.9%
Latin America                        23.4
Africa                                7.8
Europe                                5.9
Mid East                              3.9
Short-Term Investment and Other
  Assets                              9.1

                                    [Chart]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF APRIL 30, 2001)

PERFORMANCE

Schroder International Fund's Investor Shares returned -4.3% for the six months ended April 30, 2001. The Fund's benchmark, the Morgan Stanley Capital International EAFE Index, returned -8.1% for the same period.

Strong stock selection, country allocation and currency management contributed to the Fund's performance relative to the benchmark.

MARKET BACKGROUND

In the fourth quarter of 2000, markets priced in an economic slowdown in the U.S. and Japan, which led to a sharp sell-off in Japanese and Asian equity markets. Initially, European markets outperformed, as investors believed that Europe was less vulnerable to the global economic slowdown. Early this year, however, analysts began trimming their forecasts of European corporate earnings and economic growth. Markets had also been concerned about the overly tight monetary stance in the U.S. and Japan in late 2000. Both central banks changed their policies early in 2001, and moved toward monetary easing. In the first quarter, Japanese and Asian equity markets benefited from this change. The European Central Bank's intransigence over rate cuts caused a further deterioration in investor sentiment toward European equities.

The six-month period under review was also marked by the relentless decline in the technology and telecommunications sectors. In April, however, bolstered by the unexpected inter-meeting cut in rates by the Federal Reserve, these sectors rallied, as investors' risk appetite increased and they rotated away from defensives and toward the high-beta sectors of the market.

Toward the end of the period, financial markets warmed to the idea of a global economic recovery later in 2001, and economically sensitive sectors -- such as chemicals, industrials, commodities, and retailers -- outperformed the more defensive sectors, such as pharmaceuticals and insurance.

PORTFOLIO REVIEW

The Fund benefited from its country allocations, especially its overweighted position in Europe and its underweight in Asia at the start of the period. We believed that the eurozone would remain strong, and that European markets were less vulnerable to the global economic slowdown. The Fund benefited from Europe's relative outperformance, but in February and March, we raised the Fund's allocation to Japan, as it appeared that prospects for reform in that country were becoming more realistic.

From a sector perspective, the Fund benefited in late 2000 from an underweighted position in technology and telecommunications stocks. By the end of February 2001, however, we believed that the technology/telecommunications companies were oversold and undervalued, and we added to these growth sectors. This move was somewhat premature, as the bearish trend persisted through March. However, the sectors bounced back in April and contributed significantly to the Fund's performance.

In terms of the Fund's stock selection, our best picks included Nissan in Japan, Kingfisher and Telewest in the United Kingdom, and Metro and Electrolux in Europe. The Fund's major purchases in the period were concentrated in the economically sensitive and telecom sectors. We increased the Fund's Asian telecom exposure through China Mobile and NTT, and broadened our allocation to Europe through Deutsche Telekom and British Telecom.

The Fund benefited from an overweighted position in defensive sectors, such as food retailers, pharmaceuticals and insurance. We also initiated large positions in cyclical sectors, as we believed that monetary stimulus would spur a recovery in economic growth in 2001. We continued to build these positions throughout the period, with an emphasis on retailers, industrials and chemicals. The Fund's holdings in the financial sector -- notably UBS, Bank of Scotland and Banca Intesa -- performed well, as investors anticipated interest rate cuts. In the first quarter of 2001, the Fund initiated positions in Sumitomo Bank and Sanwa Bank, which posted sharp gains on hopes of an end to Japan's banking problems. The yen's weakness helped Japanese exporters such as Nissan Motor and Fuji Photo. Defensive stocks, such as Diageo and Novartis were strong relative performers in falling equity markets, and within the cyclical sectors, Stora Enso and BASF performed well.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

Over the period, several technology and telecommunications stocks dampened the Fund's performance. Nortel, Alcatel and Ericcson lost considerable value over the period, and semiconductor stocks, such as ASML, Arm and Chartered Semiconductor also declined, as earnings forecasts for the entire industry were scaled back. Asset dispositions were concentrated in the more defensive sectors such as pharmaceuticals and utilities, as well as in financial names. We trimmed the Fund's allocation to Novartis and sold Yamanouchi, and reduced E.on and East Japan Railway, as investors became more risk tolerant. We decreased the Fund's exposure to financial names from overweight to underweight by trimming holdings of ING, Deutsch Bank and UBS, and selling Munich Re, HypoVereinsbank and Toronto Dominion.

The Fund was well-hedged against the declining Japanese yen.

OUTLOOK

During the next six months, we expect central banks around the world to continue easing monetary policy. We anticipate this easing will stimulate a global economic recovery beginning in the second half of 2001 and extending into 2002. In this environment, we believe that equities are poised to appreciate sharply in the next six months, given monetary stimulus, reasonable valuations relative to bond yields and excessively bearish sentiment, which we believe is a contrary indicator. We believe that the most oversold and underappreciated sectors -- telecommunications and technology -- are likely to lead the anticipated rally, along with cyclicals. In our view, bond markets are likely to sell off in the next six months, as markets begin to price in global recovery and as money moves out of safe-haven investments and into riskier areas of the market. On the back of rising bond yields, we expect defensive stocks, in general, and utilities and insurance stocks, in particular, to perform poorly going forward.

We expect the euro to appreciate from its current undervalued level, as market concern about a European slowdown dissipates. As a result, we have no hedge in the portfolio against a weaker euro. We expect the yen to continue its weak trend, as the Bank of Japan adopts monetary targeting, and we are thus actively protecting the portfolio against losses in the Japanese currency.

PERFORMANCE INFORMATION

                                           ONE YEAR ENDED    FIVE YEARS ENDED    TEN YEARS ENDED
                                           APRIL 30, 2001     APRIL 30, 2001     APRIL 30, 2001
                                           --------------    ----------------    ---------------
Schroder International Fund -- Investor
  Shares.................................      -9.84%             6.79%(a)            8.82%(a)

(a) Average annual total return.

"Total Return" is calculated including reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                                 TOP 5 HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
Vodafone Group                        3.1%
Volkswagon                            2.7
Roche Holding                         2.0
Telefonica                            1.9
UBS                                   1.9

                             GEOGRAPHIC ALLOCATION
------------------------------------------------------
                         % of Net Assets
----------------------------------------
Europe                       69.5%
Japan                        20.4
Far East ex-Japan             5.2
Latin America                 1.2
North America                 0.7
Short-Term Investment         3.0
  and Other Assets

                                    [CHART]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF APRIL 30, 2001)

PERFORMANCE

The Schroder International Smaller Companies Fund's Investor Shares had a total return of -7.3 % over the six months ended April 30, 2001. The Salomon Smith Barney EMI EPAC Index returned -4.4% over the same period.

The strong relative performance in the previous fiscal year reversed, in part, during this period. Stock selection, particularly in continental Europe and to a lesser extent in the Pacific ex-Japan markets, was the greatest detractor from performance. Country allocation and the partial hedging of the Japanese yen exposure contributed positively to relative returns over the period.

MARKET BACKGROUND

In general, small-capitalization equities outperformed their larger counterparts, but were unable to shake off the negative trends entirely. Investors continued to focus on the implications for corporate earnings of an increasingly synchronized global economic downturn. The Federal Reserve was widely credited with pursuing an increasingly pro-active policy of monetary easing. However, investors were unconvinced that lower interest rates alone could arrest the sharp cutback in corporations' investment spending, which had been an important component of global growth over the past few years.

This concern over investment spending further undermined the information technology sectors, in which slowing end-user demand and inventory liquidation continued to erode confidence. The perception of sharply slowing demand from telecommunication companies and the inability of companies to fund investments also weakened confidence in this sector. Technology, media and telecommunication-related stocks performed poorly over the six months, continuing the trend seen in the latter half of the last fiscal year. Investors favored defensive sectors and companies in this environment, and stocks offering absolute value outperformed some highly rated stocks that in many cases boasted solid growth rates.

Continental European markets were relatively weak over the period. Although growth prospects appeared better than elsewhere given the size of the domestic economy and the fiscal loosening in a number of the regional economies, progress was offset by the caution shown by the European Central Bank in cutting short-term interest rates. The U.K. market was also disappointing, with technology sectors being particularly fragile. Media stocks weakened as a result of the pressure on advertising spending.

Asian markets proved relatively resilient. In Japan, the notable outperformance by smaller companies relative to large firms reflected the global preference for stocks that offer absolute value. The overall backdrop for Japanese equities was poor over the period, as economic growth slowed, the export environment deteriorated and there seemed little evidence, until late in the period, of substantive policy changes.

Pacific ex-Japan markets managed a modest recovery, led by Hong Kong, where the sizable financial and real estate sectors responded to the decline in short-term interest rates in the United States.

PORTFOLIO REVIEW

The Fund tended to retain a relatively high proportion of liquidity, reflecting concern over the general backdrop for equity markets over the period. Within the invested portion, Continental Europe continued to comprise the largest single area of exposure. Relative to its benchmark index, the Fund was underweight in both the United Kingdom and Japan, and broadly neutral on Pacific ex-Japan markets, although with an overweighting in Hong Kong and Singapore at the expense of Australia.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

In Europe, we retained the most marked emphasis on growth sectors. However, we continued the process begun in the second half of the previous financial period to broaden the portfolio. For example, the Fund's new holdings include OPG Groep (a Dutch pharmaceutical wholesaler), Eiffage (a French construction company with interests in toll roads), ISS (a Danish contract services provider), and Oridion Systems (a manufacturer of medical testing equipment).

In the United Kingdom, the Fund made purchases across a number of sectors, including Findel (retailing), Alpha Airports (aviation support services), Meconic (healthcare), and Taylor Woodrow (construction).

In Japan, we bought or built up existing holdings in sectors such as retailing (Komeri, a home improvement retailer, and International Trading, a specialist shoe retailer), media (Sky Perfect Communications and Kadokawa Shoten) and services (Fujitsu Systems & Support, and Bellsystem24).

OUTLOOK

We believe that expectations about global growth will remain prone to disappointment in the very near term, despite interest rate easing led by the Fed, and that leading indicators will continue to be weak in most of the major economies. Against this backdrop, investors are likely to prefer relatively defensive companies and sectors that are less vulnerable to weak economic activity.

In this environment, companies that are sensitive to discretionary consumer spending, information technology spending, and general industrial activity are unlikely to be favored in the short term. However, longer term, it is in these sectors that we believe many of the most attractive small-cap companies are to be found. Furthermore, we are optimistic that the impact of interest rate declines will be increasingly apparent in the second half of 2001 and early 2002. In the meantime, small-cap companies continue to offer attractive valuations compared with large-cap firms.

PERFORMANCE INFORMATION

                                                              ONE YEAR ENDED     INCEPTION TO
                                                              APRIL 30, 2001    APRIL 30, 2001*
                                                              --------------    ---------------
Schroder International Smaller Companies Fund -- Investor
  Shares....................................................      -17.97%            14.92%

*Average annual total return from commencement of Fund operations (November 4,
1996)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                                 TOP 5 HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
Meconic                               2.6%
Findel                                1.6
Photo-Me International                1.6
Nissan                                1.5
Homestyle Group                       1.5

                             GEOGRAPHIC ALLOCATION
------------------------------------------------------

                                % OF NET ASSETS
-----------------------------------------------
Europe                               64.8%
Japan                                19.5
Asia ex-Japan                         4.6
Mid East                              1.1
Short-Term Investments and
  Other Assets                       10.0

                                    [CHART]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ULTRA FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF APRIL 30, 2001)

PERFORMANCE

For the six months ended April 30, 2001, the Schroder Ultra Fund's Investor Shares returned 37.2%, compared with a return of -1.8% for the Russell 2000 Index.

Smaller companies outperformed larger-capitalization stocks throughout this period, as evidenced by the 12.1% decline for the S&P 500. The Fund's strong performance relative to its peers and the Russell 2000 Index reflects our focus on profitable companies with strong fundamentals.

MARKET BACKGROUND

During the six-month period ended April 30, 2001, negative investor sentiment dominated U.S. equity markets, as concerns about a slowing economy and declining corporate profits mounted. After a number of earnings warnings and a sliding stock market in late 2000, the Federal Reserve surprised investors with a 50-basis-point interest rate cut in early January 2001. Although this move sparked a sharp near-term rally, the market -- and particularly technology stocks -- sold off again in February, as disappointing earnings outweighed the psychological boost of a series of easings. The market subsequently began to rally, and in fact, in April, the U.S. equity market experienced its strongest monthly performance in nearly a decade, mitigating some of the losses incurred in a difficult six months.

PORTFOLIO REVIEW

Energy was by far the best-performing sector in the small-cap market during the six-month period, while technology and healthcare were the worst-performing sectors. The Fund benefited from its holdings in virtually all sectors, as our selective investment approach allowed us to find profitable investments in a difficult market and economic environment.

Rising natural gas prices, a favorable political environment, and electricity shortages in California helped to spark a rally in both exploration and production and oil service stocks during this period. Even though the Fund did not have a heavy weighting in this sector, the portfolio benefited from its investments in oil service companies, W-H Energy Services and Offshore Logistics, as well as from coal producer, Arch Coal. In the consumer sector, specialty retailers Chicos and Christopher & Banks continued to drive performance, as did education stocks, such as Corinthian Colleges. In healthcare, Serologicals, SRI/Surgical Express and Respironics all contributed to the strong performance

Technology was the worst-performing sector for the Fund and the market. Our focus on profitable companies with revenues and earnings helped us to outperform the Russell 2000 Index, but the technology companies in our portfolio were not immune to the effects of the dramatic slowdown in demand. We took a selective approach to technology, making profitable investments in companies such as MSC.Software, Metasolv, and Manhattan Associates. On the other hand, some of the semiconductor names, such as Therma-Wave and Omnivision Technologies, caused significant losses. As we have done in the past, we employed our hedging strategy of put options and short sales to mitigate market risk. There can, of course, be no assurance that the Fund's performance will be repeated in the future.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ULTRA FUND
--------------------------------------------------------------------------------

OUTLOOK

Looking forward, we continue to search for companies that can expand their earnings independently of the economic cycle. Based on valuation and growth rates, we believe that many smaller companies offer more attractive investment opportunities than do large companies. While the near-term economic outlook is murky, the market is clearly driven by fundamentals -- a very positive factor, given our style of investing. We will remain focused on individual stock selection, concentrating on underfollowed and misunderstood companies that can offer superior earnings growth.

PERFORMANCE INFORMATION

                                                              ONE YEAR ENDED     INCEPTION TO
                                                              APRIL 30, 2001    APRIL 30, 2001*
                                                              --------------    ---------------
Schroder Ultra Fund(a) -- Investor Shares...................      91.44%             92.50%

(a) Formerly Schroder Micro Cap Fund. Effective March 1, 2001, the Fund changed its investment objectives and principal strategies; these performance results would not necessarily have been achieved under the Fund's current investment objectives and policies.
*Average annual total return from commencement of Fund operations (October 15,
1997)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                                 TOP 5 HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
Universal Compression Holdings        3.4%
Bank of Bermuda                       3.4
Fred's                                3.0
Corinthian Colleges                   2.7
General Cable                         2.5

                                 TOP 5 SECTORS

            SECTOR              % OF NET ASSETS
-----------------------------------------------
Consumer Cyclicals                   14.4%
Health Care                          14.1
Banks & Finance                      11.1
Energy                                8.6
Capital Goods                         7.2

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF APRIL 30, 2001)

PERFORMANCE

For the six months ended April 30, 2001, the Schroder U.S. Large Cap Equity Fund's Investor Shares returned -12.3%. The Fund's benchmark, the S&P 500 Index, returned -12.1% over the same period.

Although sector weights provided a modest positive contribution relative to the benchmark, the gains were largely offset by mixed, but on average marginally negative, stock selection. Stock selection was weakest in the consumer sectors and strongest in healthcare and technology.

MARKET BACKGROUND

A series of high profile earnings warnings and a deteriorating outlook for the U.S. economy scuttled a January rally and took the S&P 500 to new lows in early April and into bear market territory, down more than 20% from the highs reached a little more than a year earlier. Investors continued to weigh the prospects of poor economic and corporate profit fundamentals against rising liquidity and a Federal Reserve determined to stave off recession. Technology stocks were more sensitive to concerns regarding the fundamental outlook. Indeed, they were the worst performers, as changes in earnings estimates were most dramatic. At the same time, with the Federal Open Market Committee (FOMC) lowering short-term interest rates and with liquidity rising, early cycle sectors, such as consumer discretionary, basic materials, and transportation, outperformed, as investors began to discount an eventual recovery in economic growth. More stable sectors -- such as healthcare and consumer staples for example -- retraced much of the strength seen at the end of the previous year because many believed that their earnings would benefit less from the recovery.

The tone of the equity market, however, improved significantly as April progressed, and all the major market sectors produced positive returns in the month. Technology stocks provided the leadership. The rally was prompted both by bottom fishing in a technically oversold market and by a belief that the bottom -- in terms of both the economy and corporate profitability -- was at least in sight.

PORTFOLIO REVIEW

Over the six-month period, smaller-capitalization and lower-quality stocks were favored over large-capitalization and higher-quality issues, as investors focused on downside risk, with little regard for long-term growth prospects. These market conditions and the Fund's focus on large-capitalization names and long-term earnings growth combined to impede the Fund's relative performance. The recent compression of price/earnings multiples across market capitalizations brought relative valuations to more normal levels.

Both the largest contributors and detractors to performance relative to sector peers were in the technology group. Sun Microsystems and Cisco Systems lagged other technology stocks, as their earnings also fell prey to cyclical pressures. We believe that Cisco and Sun Microsystems remain high-quality technology leaders, and that they are well-positioned to benefit when cyclical pressures abate. Microsoft and Electronic Data Systems provided the largest contributions to stock selection, Microsoft for the easing of its antitrust battle with the government, and EDS for the less cyclical -- and therefore more defensive -- nature of its businesses. The Fund's position in EDS was reduced to take advantage of the stock's strong performance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

OUTLOOK

We now expect real GDP growth to be flat in 2001. Although the first quarter was positive, we are concerned that the economy may slip into recession in the middle of the year, with GDP falling in the second and third quarters, in response to weaker-than-expected consumer spending. We believe activity may stabilize at the end of the year, and we look for recovery in 2002. Though the outlook for the eventual bottom in equities is still cloudy, we look for equity market stabilization at least in 2001. The FOMC is focused on providing liquidity, and indeed liquidity is rapidly improving. We are moving from an environment of weakening growth and tight monetary conditions to a looser monetary environment -- a setting in which equities historically have outperformed. At the same time, valuation has improved both absolutely and relative to bonds.

We anticipate leaving our sector weights generally neutral relative to the Fund's benchmark. We believe that the market does not currently offer sufficient compensation for risk in this regard, given the compression of price/earnings multiples across sectors and the uncertainty about the duration and severity of the economic slowdown. The Fund's portfolio is underweighted in traditional consumer stocks in both the discretionary and non-discretionary areas, given the anticipated consumer slowdown. We prefer media companies such as AOL Time Warner and Comcast to retailers and automobile companies. In the staples area, we anticipate that healthcare stocks will offer better visibility, consistency, and earnings growth than consumer products and food companies. Our objective continues to be to utilize our research resources to identify attractively priced, high-quality, large-capitalization companies with good earnings growth prospects.

PERFORMANCE INFORMATION

                                           ONE YEAR ENDED    FIVE YEARS ENDED    TEN YEARS ENDED
                                           APRIL 30, 2001     APRIL 30, 2001     APRIL 30, 2001
                                           --------------    ----------------    ---------------
Schroder U.S. Large Cap Equity
  Fund -- Investor Shares................     -15.53%             14.67%(a)          14.91%(a)

(a) Average annual total return.

"Total Return" is calculated including reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                                 TOP 5 HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
General Electric                      4.1%
AOL Time Warner                       3.9
Microsoft                             3.9
Citigroup                             3.8
Pfizer                                3.7

                                 TOP 5 SECTORS

            SECTOR              % OF NET ASSETS
-----------------------------------------------
Financial Services                   19.1%
Health Care                          13.0
Capital Goods                         9.9
Technology -- Semiconductors          6.9
Energy                                6.7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF APRIL 30, 2001)

PERFORMANCE

The Schroder U.S. Smaller Companies Fund's Investor Shares returned 6.3% for the six months ended April 30, 2001. The Fund's benchmark, the Russell 2000 Index returned -1.8% over the same period.

Smaller companies outperformed larger-capitalization stocks throughout this period, as evidenced by the 12.1% decline for the S&P 500. The Fund's emphasis on profitable companies with strong fundamentals contributed to the outperformance over the time period.

MARKET BACKGROUND

During the six-month period ended April 30, 2001, negative investor sentiment dominated U.S. equity markets, as concerns about a slowing economy and declining corporate profits mounted. After a number of earnings warnings and a sliding stock market in late 2000, the Federal Reserve surprised investors with a 50-basis-point interest rate cut in early January 2001. Although this move sparked a sharp near-term rally, the market -- and particularly technology stocks -- sold off again in February, as disappointing earnings outweighed the psychological boost of a series of easings. The market subsequently began to rally, and in fact, in April, the U.S. equity market experienced its strongest monthly performance in nearly a decade, mitigating some of the losses incurred in a difficult six months.

PORTFOLIO REVIEW

Energy was by far the best-performing sector in the small-cap market during the six-month period, while technology and healthcare were the worst-performing sectors.

Rising natural gas prices, a favorable political environment and electricity shortages in California helped to spark a rally in both exploration and production and oil service stocks during this period. UTI Energy, a land driller, was the Fund's best performer in this sector. Technology was the worst-performing sector for the Fund and the market. Our focus on profitable companies with revenues and earnings helped us to outpace the benchmark index, but the technology companies held by the Fund were not immune to the effects of the dramatic slowdown in demand. Semiconductor and contract manufacturing companies were particularly hard-hit, and APW, a contract manufacturer, was, by far, the Fund's worst performer. The Fund's largest sector weighting, healthcare, posted mixed results over the half-year period. In the fourth quarter of 2000, this sector outperformed significantly, as investors flocked to the relative stability of hospitals and nursing homes. Through April 2001, these companies continued to generate strong results, but the stocks sold off nonetheless. We remained overweighted in healthcare services, and believe that they offer an attractive risk/return profile in the current weak economic environment.

OUTLOOK

Looking forward, we continue to search for companies that can expand their earnings independently of the economic cycle. We believe that many smaller companies offer more attractive investment opportunities than do large companies, based on valuation and growth rates. While the near-term economic outlook is murky, the market appears to be driven

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

by fundamentals -- a very positive factor, given our style of investing. We will remain focused on individual stock selection, concentrating on underfollowed and misunderstood companies that can offer superior earnings growth.

PERFORMANCE INFORMATION

                                             ONE YEAR ENDED    FIVE YEARS ENDED     INCEPTION TO
                                             APRIL 30, 2001     APRIL 30, 2001     APRIL 30, 2001*
                                             --------------    ----------------    ---------------
Schroder U.S. Smaller Companies
  Fund -- Investor Shares..................      12.76%             13.18%(a)          18.47%

(a) Average annual total return.
*Average annual total return from commencement of Fund operations (August 6,
1993)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                                 TOP 5 HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
AmeriCredit                           1.9%
Kinder Morgan                         1.9
CEC Entertainment                     1.8
Affiliated Computer Services          1.8
Hanover Compressor                    1.5

                                 TOP 5 SECTORS

            SECTOR              % OF NET ASSETS
-----------------------------------------------
Health Care                          21.0%
Consumer Cyclicals                   17.9
Finance                              12.8
Energy                                9.6
Technology                            8.1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF APRIL 30, 2001)

PERFORMANCE

The Schroder MidCap Value Fund's Investor Shares had a total return of 7.5% for the six months ended April 30, 2001. The Fund's benchmark, the S&P MidCap 400 Index (a broad midcap index), depreciated by 1.4% for the same time period. The Russell Midcap Value Index returned 9.3% for the six months ended April 30. The Lipper Mid-Cap Value universe returned 10.3% for the period.

MARKET BACKGROUND/PORTFOLIO REVIEW

The six months ended April 30 were challenging for all equity investors, regardless of style or size. The U.S. economy slowed abruptly in the fourth quarter of 2000. A trickle of earnings revisions late last year turned into a deluge of disappointments and dire warnings in the first quarter of 2001. Company managements began serious expense controls, and layoffs and plant closings became daily occurrences. Technology was at the forefront of the earnings and valuation correction that occurred over the period, but few other sectors were immune. The Federal Reserve cut interest rates by 50 basis points on four occasions between the beginning of 2001 and April 30, yet general equity indices continued to lose value. Price volatility was higher than average throughout the period.

Value stocks fared better than growth stocks through this period and non-technology issues performed better than technology issues. Midcap value stocks benefited from a general market broadening, forced upon investors who had to unwind huge technology overweightings. The Fund's solid performance reflected our strict investment disciplines, an underweighting in technology through most of the period, and an emphasis on energy and energy infrastructure.

The Fund's portfolio characteristics remained distinctively cheaper than the S&P MidCap 400 Index. The Fund's portfolio price/earnings ratio on 2001 estimated earnings was 17.5 times, compared with 19.8 times for the S&P MidCap 400 Index. Indeed, the three-year projected growth rate of Fund holdings is 19% versus 18% for the S&P MidCap 400 Index. The Fund remained overweighted in energy and energy infrastructure, and defense. The Fund was underweighted in consumer sectors and recently took some profits in our interest-sensitive holdings. The Fund was about neutral in technology. The market volatility continued to afford opportunities to upgrade the quality of the Fund's holdings. Based on our bottom-up security analysis style and our in-depth research, we took advantage of share price weakness in situations where we could quantify significant potential reward and minimal downside risk.

OUTLOOK

We continue to believe that valuation is the key to understanding the current market and to investing as it struggles to find a bottom. Despite the severe downturn over the period, the market, as measured by the S&P 500, continues to sell at a well-above-average price/earnings ratio of 23 times. This overvaluation, exacerbated by falling earnings, could account for the fact that the market has not been able to sustain a rally even after four 50-basis-point cuts by the Fed. Midcap stocks have outperformed large caps since October, as well as over the 12 months ended April 30, as the market broadened out. Nevertheless, midcaps remain significantly cheaper than those companies with large capitalizations. Accordingly, while the overvaluation of the broad market may continue to be an issue, we believe that midcap stocks can continue their relative outperformance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

                                                              ONE YEAR ENDED     INCEPTION TO
                                                              APRIL 30, 2001    APRIL 30, 2001*
                                                              --------------    ---------------
Schroder MidCap Value Fund -- Investor Shares...............      14.19%             10.56%

*Average annual total return from commencement of Fund operations (August 1,
1997)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                                 TOP 5 HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
SCI Systems                           3.7%
Hispanic Broadcasting                 3.6
Parametric Technology                 3.6
Weatherford International             3.5
CSX                                   3.4

                               INVESTMENT SECTORS
------------------------------------------------------

-----------------------------------------------
Capital Goods                        20.6%
Technology                           16.1
Energy                               15.4
Insurance                            11.2
Consumer Cyclicals                   10.4
Transportation                        6.3
Health Care                           6.2
Other                                13.8

                                      LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF APRIL 30, 2001)

PERFORMANCE

The Schroder Small Capitalization Value Fund had a total return of 10.8% for the six months ended April 30, 2001. The Fund's benchmark, the Russell 2000 Index, fell by 1.8% for the period, and the Russell 2000 Value Index returned 14.6%. The average small cap value fund in the Lipper universe gained 2.0% for the period.

MARKET BACKGROUND/PORTFOLIO REVIEW

Just 12 months ago, our value style of investing was soundly out-of-favor. The "new economy" was in and with it, valuation discipline was replaced with "the new paradigm" -- that is, triple-digit price-to-sales multiples and no earnings or earnings prospects for years to come. We took a back seat in the market bubble that lasted from October 1999 to March 2000. We adhered to our disciplined investment process despite pressure to follow the crowd. On March 10, 2000, the new economy meltdown began. Valuation mattered again and our value style of investing returned to favor.

A year ago, valuations of most technology-related issues were at unprecedented levels, while non-technology sectors and issues were by and large undervalued by historic parameters. In the final speculative blow-off, investors indiscriminately liquidated non-technology holdings to reinvest in soaring technology names. The Fund's investment strategy, which seeks to quantify high reward and low risk, was turning up significant values in most non-tech sectors. As the technology correction unfolded over the past year, the market broadened and recognized the low valuations of many battered sectors and issues. Throughout the period, the Fund was overweighted in energy, aerospace and defense, engineering and construction, and financials, and underweighted in consumer and technology issues. The Fund benefited from the broadening market and a return to more classic valuation analysis.

We continue to believe that valuation is the key to understanding the market and to investing as the market struggles to find a bottom. Despite the severe downturn over the period, the market, as measured by the S&P 500, continued to sell at a well-above-average price/earnings ratio of 23 times. Small-capitalization stocks outperformed large-capitalization names since October, as well as over the 12 months ended April 30. Nevertheless, small caps remained significantly cheaper than large caps. Accordingly, while the overvaluation of the broad market continues to be an issue, we believe that small-cap stocks can continue their relative outperformance. Moreover, the Fund's portfolio characteristics remained distinctively cheaper than the Russell 2000 Index. The Fund's current portfolio price/earnings ratio on 2001 estimated earnings is 14.4 times, compared with the Russell 2000 Index at 22.3 times. Indeed, the three-year projected growth rate of the Fund's holdings is 20% versus 17% for the Russell 2000 Index. The Fund remained overweighted in energy and energy infrastructure, and defense. The Fund was underweighted in consumer sectors and recently took some profits in interest-sensitive holdings. The Fund was about neutral in technology. The market volatility continued to afford opportunities to upgrade the quality of the Fund's holdings. Based on our bottom-up security analysis style and our in-depth research, we took advantage of share price weakness in situations where we could quantify significant potential reward and minimal downside risk.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

OUTLOOK

Since October 2000, the U.S. economy has been decelerating rapidly, and corporate profitability has been squeezed significantly. Since the beginning of 2001, a daily litany of earnings preannouncements and profit warnings diminished expectations. Corporations closed plants and cut workers to address their shrinking profit margins. As of December 31, 2000, First Call Calendar 2001 earnings estimates for the S&P 500 were +9.2%. As of April 30, 2001, the full-year forecast is at -3%. Earnings estimates are still falling.

Through April 30, the Federal Reserve cut interest rates four times for a total of 200 basis points. It is broadly believed that the Fed will continue to ease interest rates to avert recession. In addition, an income tax cut is likely by the second half of 2001. This is powerful medicine, but it will likely take several months before it helps corporate profits. However, we believe that the market will begin to anticipate improvement.

PERFORMANCE INFORMATION

                                             ONE YEAR ENDED    FIVE YEARS ENDED     INCEPTION TO
                                             APRIL 30, 2001     APRIL 30, 2001     APRIL 30, 2001*
                                             --------------    ----------------    ---------------
Schroder Small Capitalization Value
  Fund -- Investor Shares..................      20.87%             13.40%(a)           13.46%

(a) Average annual total return.
*Average annual total return from commencement of Fund operations (February 16,
1994)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                                 TOP 5 HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
Jacobs Engineering Group              3.7%
Harris                                3.3
Barr Laboratories                     3.3
Storage Technology                    3.3
Precision Castparts                   3.2

                               INVESTMENT SECTORS
------------------------------------------------------

                                % OF NET ASSETS
-----------------------------------------------
Capital Goods                        18.4%
Energy                               14.3
Basic Industries                     12.0
Banks & Finance                      11.3
Technology                           10.7
Consumer Cyclicals                    8.2
Health Care                           7.3
Other                                17.8

                                    [CHART]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF APRIL 30, 2001)

PERFORMANCE

The Schroder Total Return Fixed Income Fund's Investor Shares returned 6.8% for the six months ended April 30, 2001. The Fund's benchmark, the Lehman Brothers Aggregate Bond Index, returned 6.2% over the same period.

MARKET BACKGROUND

The six months ended April 30 was a period between economic inflection points: strong, above-trend growth in mid-2000, dropping to near zero growth in 2001. Economic and interest rate expectations slowed decisively in response to the 175 basis points of monetary tightening that occurred from June 1999 to May 2000. Since that time -- in the most rapid change in policy since the early
1980s -- Federal Reserve policy shifted from a tightening stance, and it lowered rates by 200 basis points through April 2001. Short-term interest rates collapsed in response: Money market yields fell by 2 1/2%, while the yield on two-year Treasury notes fell by 1.60%. Long-term yields, which had already discounted the economic slowing, were unchanged during the period, and the yield differential between benchmark two- and 30-year Treasury bonds increased by 163 basis points. Credit sector yields first responded to slowing growth by rising relative to Treasuries, as investors discounted a worst-case economic scenario. This was particularly true for lower-rated corporate bonds. This trend reversed in early January, as the Fed began to increase liquidity rapidly: Credit spreads initially gapped tighter before new issue supply rose to meet demand; the spread tightening trend remained in force throughout the first quarter.

PORTFOLIO REVIEW

Two primary factors contributed to the Fund's positive performance during this period. First, the Fund's investments were highly concentrated in intermediate securities to benefit from yield curve steepening. Second, sector rotation out of Treasuries and AAA-rated agencies at the end of the fourth quarter of 2000 in favor of much higher-yielding corporate bonds allowed the Fund to benefit from expected credit spread tightening. Security selection also contributed positively, as negative credit events were avoided while corporate earnings growth slowed.

OUTLOOK

Looking forward, we believe that the economy is in the process of bottoming. The market has largely discounted additional monetary easing. We believe that interest rates are near their lows and that the yield curve is close to its steep point for the cycle. We are moving the Fund's yield curve exposure closer to neutral. Credit spreads, on the other hand, remain historically cheap and still reflect weak current economic conditions and poor earnings news. The Fund was underweighted in Treasuries and overweighted in higher-yielding investments to benefit from improving liquidity and economic trends.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

Performance Information

                                             ONE YEAR ENDED    FIVE YEARS ENDED     INCEPTION TO
                                             APRIL 30, 2001     APRIL 30, 2001     APRIL 30, 2001*
                                             --------------    ----------------    ---------------
Schroder Total Return Fixed Income
  Fund -- Investor Shares(a)...............      11.90%             6.41%(b)            5.77%

(a) Effective August 14, 2000, the Fund changed its investment objectives and principal strategies; these performance results would not necessarily have been achieved under the Fund's current investment objectives and policies.
(b) Average annual total return.
*Average annual total return from commencement of Fund operations (February 22,
1994)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                                 TOP 5 HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
U.S. Treasury Note
5.000% 02/15/11                       5.7%
U.S. Treasury Bond
5.375% 02/15/31                       5.1
Government National Mortgage
  Association
8.500% 07/15/30                       4.4
Government National Mortgage
  Association
7.000% 08/15/23                       4.1
Federal National Mortgage
  Association
6.000% 12/01/28                       3.9

                               INVESTMENT SECTORS
------------------------------------------------------

                                % OF NET ASSETS
-----------------------------------------------
Corporate Bonds                      40.9%
Mortgage Backed Securities           24.6
U.S. Treasury Issues                 16.2
Asset Backed Securities               8.7
Commercial Mortgage Backed
  Securities                          5.4
Other                                 4.2

                                    [CHART]

                                 CREDIT QUALITY
------------------------------------------------------

                                % OF NET ASSETS
-----------------------------------------------
U.S. Treasury Issues                 16.5%
U.S. Government
  Agencies/Mortgages                 24.5
AAA                                  14.1
AA                                    1.6
A                                    16.3
Baa & below                          27.0

                                    [CHART]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2001 (UNAUDITED)

  Shares                                 Value $
  ------                                 -------
             COMMON STOCKS - (82.6%)
             ARGENTINA - (0.2%)
     8,000   Quilmes Industrial
              (Quinsa) ADR                  74,720
                                       -----------
             BRAZIL - (8.2%)
    14,000   Aracruz Celulose ADR          198,800
     3,900   Brasil Telecom
              Participacoes ADR            167,466
    14,300   Companhia de Bebidas
              (Ambev) ADR                  348,920
    11,000   Companhia Paranaense de
              Energia-Copel ADR             85,250
     1,600   Companhia Siderurgica
              National ADR                  37,600
    13,000   Companhia Vale do Rio
              Doce                         288,817
    17,500   Embratel Participacoes
              ADR                          158,725
     3,500   Pao De Acucar CBD ADR          99,575
    29,800   Petroleo Brasileiro ADR       748,801
     3,100   Tele Celular Sul
              Participacoes ADR             60,450
    17,353   Tele Norte Leste
              Participacoes ADR            303,330
    12,200   Telesp Celular
              Participacoes ADR            204,960
     2,000   Unibanco Holdings GDR          49,200
                                       -----------
                                         2,751,894
             CHILE - (1.0%)
    10,400   Compania De Telecom
              Chile ADR (1)                148,512
    10,900   Distribution Y Servicio
              D&S ADR                      158,050
     2,800   Empresa Nacional De
              Electricidad ADR              31,220
                                       -----------
                                           337,782
             CHINA - (1.4%)
    17,400   AsiaInfo Holdings (1)         217,500
 1,054,000   China Petroleum &
              Chemical (Sinopec)           187,853
   310,000   PetroChina                     66,380
                                       -----------
                                           471,733
             CZECH REPUBLIC - (0.2%)
     7,200   Cesky Telecom GDR (1)          68,040
                                       -----------
             EGYPT - (0.2%)
     4,950   Mobilnil                       77,657
                                       -----------

  Shares                                 Value $
  ------                                 -------
             GREECE - (0.5%)
     2,850   Alpha Bank                     81,712
     6,726   Hellenic
              Telecommunications
              Organization                 100,177
                                       -----------
                                           181,889
             HONG KONG - (4.7%)
    85,000   China Mobile (Hong Kong)
              (1)                          418,516
   338,000   China Unicom (1)              470,227
   215,000   CNOOC                         206,757
   277,000   Hong Kong Exchanges &
              Clearing                     497,244
                                       -----------
                                         1,592,744
             HUNGARY - (0.9%)
     4,980   Magyar Olaj GDR                68,475
     8,960   Matav Rt. ADR                 149,632
     1,920   OTP Bank Rt. GDR               91,930
                                       -----------
                                           310,037
             INDIA - (2.0%)
     3,000   Doctor Reddy's
              Laboratories ADR (1)          36,150
     8,000   ICICI Bank ADR (1)             53,120
    11,000   ITC GDR                       214,500
    15,000   Reliance Industries GDR       236,250
     9,600   Videsh Sanchar Nigam ADR
              (1)                          129,600
                                       -----------
                                           669,620
             INDONESIA - (1.0%)
    94,000   HM Sampoerna                  100,888
 1,375,500   Indofood Sukses Makmur
              (1)                           88,933
   755,000   Telekomunikasi Indonesia      156,207
                                       -----------
                                           346,028
             ISRAEL - (3.7%)
    55,900   Bank Hapoalim                 140,257
    51,600   Bank Leumi Le-Israel          108,743
    69,000   BEZEQ Israeli
              Telecommunication             97,665
     8,580   Check Point Software
              Technologies (1)             538,224
     4,510   ECI Telecom                    30,758
     2,540   Nice Systems (1)               29,337
     5,380   Teva Pharmaceutical
              Industries                   292,941
                                       -----------
                                         1,237,925

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2001 (UNAUDITED)

  Shares                                 Value $
  ------                                 -------
             COMMON STOCKS
             KOREA - (14.1%)
    43,500   Good Morning Securities
              (1)                          196,526
    38,000   Hana Bank                     181,200
   165,600   Hynix Semiconductor (1)       425,631
    14,700   Hyundai Motor                 229,932
    14,160   Kookmin Bank                  167,727
    25,200   Korea Electric Power
              (KEPCO) ADR                  435,307
     4,240   Korea Telecom ADR             202,824
    33,420   LG Electronics                355,262
    23,000   LG Securities                 137,965
     7,900   Pohang Iron & Steel           266,882
     6,270   Samsung Electronics         1,090,227
    13,240   Samsung Securities            347,839
    24,670   Shinhan Bank                  219,164
     2,730   SK Telecom                    469,510
                                       -----------
                                         4,725,996
             MALAYSIA - (1.5%)
   189,000   Digi.com (1)                  263,602
   170,000   Resorts World                 232,629
                                       -----------
                                           496,231
             MEXICO - (11.6%)
    20,100   America Movil ADR (1)         369,840
    88,311   Cemex                         414,389
     3,400   Coca-Cola Femsa ADR            66,300
    40,400   Fomento Economico Mexico      155,415
   224,300   Grupo Financiero Banamex
              Accival                      412,271
   449,500   Grupo Financiero BBVA
              Bancomer (1)                 361,096
   135,500   Grupo Modelo                  373,580
    10,400   Grupo Televisa GDS (1)        395,512
    26,000   Telefonos De Mexico ADR       899,600
   195,100   Wal-Mart De Mexico            436,648
                                       -----------
                                         3,884,651
             PHILIPPINES - (0.8%)
   665,000   Ayala Land                     69,864
    13,600   Philippine Long Distance
              Telephone                    182,568
                                       -----------
                                           252,432

  Shares                                 Value $
  ------                                 -------
             POLAND - (2.1%)
     3,710   Bank Pekao GDR (1)             63,070
    12,000   Elektrim (1)                   83,280
    10,800   KGHM Polska Miedz GDR
              (1)                          109,620
    10,300   Polski Koncern Naftowy
              GDR                          103,000
     5,724   Powszechny Bank
              Kredytowy GDR                149,625
    34,582   Telekomunikacja Polska
              GDR                          185,014
                                       -----------
                                           693,609
             RUSSIA - (3.8%)
    18,700   AO Mosenergo ADR               62,271
     9,315   Lukoil ADR                    387,504
     4,487   Mobile Telesystems ADR
              (1)                          128,777
    27,740   Surgutneftegaz                316,236
    27,620   Unified Energy Systems
              GDR                          302,991
     3,970   Vimpel-Communications
              ADR (1)                       61,932
                                       -----------
                                         1,259,711
             SOUTH AFRICA - (7.7%)
    86,600   ABSA Group                    379,785
   449,000   African Bank Investments
              (1)                          490,173
    48,200   Dimension Data Holdings
              (1)                          224,010
 1,961,201   Metro Cash & Carry            283,841
    68,300   Naspers                       225,820
   593,600   Profurn                       104,426
    45,700   Sappi                         417,941
    51,500   Sasol                         462,631
                                       -----------
                                         2,588,627
             TAIWAN - (13.1%)
    27,000   Ambit Microsystems            163,246
    52,000   Asustek Computer              236,195
   155,000   China Development
              Industrial Bank              137,983
   128,000   China Trust Commercial
              Bank                          93,335
   103,000   Compal Electronics            175,247
    17,000   Compeq Manufacturing           51,909
    32,000   Elan Microelectronics          77,780
    36,000   Hon Hai Precision
              Industry                     211,098
    94,000   Macronix International        144,226
    16,000   Powerchip Semiconductor
              GDR                          148,400
    45,000   Realtek Semiconductor         243,365
   131,000   Silicon Integrated
              Systems                      212,937

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2001 (UNAUDITED)

  Shares                                 Value $
  ------                                 -------
             COMMON STOCKS
             TAIWAN - (CONTINUED)
    27,200   Sunplus Technology            177,376
   103,000   Taiwan Cellular               162,729
   285,680   Taiwan Semiconductor
              Manufacturing                789,854
   406,400   United Microelectronics       648,244
    13,000   Via Technologies              122,442
   189,000   Winbond Electronics (1)       318,198
   181,000   Wus Printed Circuit           161,678
    93,000   Yageo                         123,195
                                       -----------
                                         4,399,437
             THAILAND - (1.6%)
    28,300   Advanced Info Service         286,692
    55,100   PTT Exploration &
              Production                   126,861
    15,000   Siam Cement (1)               128,933
                                       -----------
                                           542,486
             TURKEY - (2.2%)
 2,302,019   Anadolu Efes Biracilik
              ve Malt Sanayii              115,506
24,400,000   Garanti Bankasi (1)           126,725
10,470,000   Hurriyet Gazetecilik ve
              Matbaacilik                   55,299
 1,095,000   Migros Turk T.A.S.             87,716
14,838,100   Turkiye Is Bankasi
              (Isbank)                     195,925
30,751,100   Yapi Ve Kredi Bankasi         143,468
                                       -----------
                                           724,639
             ZIMBABWE - (0.1%)
   300,000   Econet Wireless Holdings
              (1)(2)                        40,500
                                       -----------
             TOTAL COMMON STOCKS
              (Cost $30,828,833)        27,728,388
                                       -----------

  Shares                                 Value $
  ------                                 -------
             PREFERRED STOCKS - (2.4%)
             BRAZIL - (2.4%)
25,925,686   Banco Bradesco                148,568
 1,716,000   Banco Itau                    139,132
12,780,000   Centrais Electricas
              Brasileiras                  201,678
 2,752,000   Companhia de Tecidos
              Norte de
              Minas - Coteminas            201,700
 1,460,000   Eletropaulo Electricidad
              de Sao Paulo                  44,809
 8,300,000   Gerdau                         76,763
                                       -----------
                                           812,650
                                       -----------
             TOTAL PREFERRED STOCKS
              (Cost $804,225)              812,650
                                       -----------
             WARRANTS - (5.9%)
             INDIA - (5.0%)
    10,000   Doctor Reddy's
              Laboratories (1)             242,080
    38,700   Hindustan Petrol (1)          176,052
     5,015   Infosys Technologies (1)      400,472
     6,000   ITC (1)                       108,420
    30,200   Ranbary Laboratories (1)      326,522
    30,200   Satyam Computer Services
              (1)                          139,442
    62,000   State Bank of India (1)       281,046
                                       -----------
                                         1,674,034
             KOREA - (0.6%)
    18,380   Korea Tobacco & Ginseng
              (1)                          213,622
                                       -----------
             RUSSIA - (0.3%)
     7,440   Norilsk Nickel (1)             93,000
                                       -----------
             TOTAL WARRANTS
              (Cost $2,065,673)          1,980,656
                                       -----------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2001 (UNAUDITED)

  Shares                                 Value $
  ------                                 -------
             SHORT-TERM INVESTMENTS - (7.8%)
 1,138,644   SSgA Money Market Fund
              4.722% (3)                 1,138,644
 1,484,359   SSgA U.S. Government
              Money Market Fund
              4.586% (3)                 1,484,359
                                       -----------
             TOTAL SHORT-TERM
              INVESTMENTS
              (Cost $2,623,003)          2,623,003
                                       -----------
             TOTAL INVESTMENTS
              (Cost
              $36,321,734) - 98.7%      33,144,697
             OTHER ASSETS LESS
              LIABILITIES - 1.3%           451,421
                                       -----------
             TOTAL NET
              ASSETS - 100%            $33,596,118
                                       ===========

(1)       Denotes non-income producing security.
(2)       Illiquid security.
(3)       Interest rate shown is 7-day yield as
          of April 30, 2001.
ADR  --   American Depository Receipts
GDR  --   Global Depository Receipts
GDS  --   Global Depository Shares

                       FORWARD FOREIGN CURRENCY CONTRACTS

                               CONTRACTS TO SELL

                                                                  Unrealized
                                                  Underlying     Appreciation
Contract Date       Currency          Units       Face Amount   (Depreciation)*
-------------       --------          -----       -----------   ---------------
  06/21/01      South Korean Won  1,968,616,000   $1,495,000       $    291

  05/24/01        Mexican Peso        5,887,000      593,023        (32,488)

                                                  ----------       --------

                                                  $2,088,023       $(32,197)
                                                  ==========       ========


* Does not include foreign currency spot contracts purchased with unrealized appreciation of $7.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2001 (UNAUDITED)

 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS - (94.3%)
            AUSTRALIA - (1.7%)
  250,400   Cable & Wireless Optus
             (1)                           454,011
  169,600   Telstra                        577,771
                                       -----------
                                         1,031,782
            CANADA - (0.7%)
   28,210   Nortel Networks                429,627
                                       -----------
            FINLAND - (4.7%)
   17,230   Nokia                          569,766
   49,060   Sonera                         542,371
   88,106   Stora Enso                     992,000
   21,137   UPM-Kymmene                    662,423
                                       -----------
                                         2,766,560
            FRANCE - (10.7%)
    8,448   Ancor                          358,750
   18,543   Alcatel                        603,321
    3,856   Cap Gemini                     556,879
    4,495   Compagnie de Saint-Gobain      677,456
   11,600   Compagnie Generale des
             Etablissements Michelin
             Series B                      384,723
    8,144   Etablissements
             Economiques du Casino
             Guichard-Perrachon            729,225
    1,030   L'Air Liquide                  155,052
    5,278   Lafarge                        506,757
    3,773   Total Fina                     561,951
   15,748   Valeo                          725,991
   14,756   Vivendi Universal            1,021,043
                                       -----------
                                         6,281,148
            GERMANY - (10.8%)
    6,240   Adidas-Salomon                 378,338
    3,694   Deutsche Bank                  301,292
   28,214   Deutsche Telekom               730,382
   11,247   Infineon Technologies          488,579
   10,123   Linde                          456,355
   18,898   Metro                          864,506
   13,601   Preussag                       456,272
   10,040   Siemens (1)                    740,700
   22,033   ThyssenKrupp                   342,419
   32,215   Volkswagen                   1,599,369
                                       -----------
                                         6,358,212
            HONG KONG - (1.0%)
  122,000   China Mobile (Hong
             Kong) (1)                     600,693
                                       -----------

 Shares                                  Value $
 ------                                  -------
            ITALY - (3.6%)
  912,707   Banca di Roma                  983,128
   93,365   Banca Intesa                   350,128
   27,350   Fiat S.P.A.                    630,425
   16,019   Telecom Italia                 177,946
                                       -----------
                                         2,141,627
            JAPAN - (20.4%)
    2,200   Advantest                      252,350
   18,000   Fuji Photo Film                725,624
       35   Fuji Television Network        253,855
   50,000   Fujitsu                        688,064
   52,000   Hitachi                        504,278
    8,000   Honda Motor                    321,852
  205,000   Mitsubishi Heavy
             Industries                    838,022
       35   Mitsubishi Tokyo
             Financial Group               356,984
   34,000   NEC                            620,634
      169   Nippon Telegraph &
             Telephone                   1,073,906
   94,000   Nissan Motor                   644,497
       51   NTT DoCoMo                   1,048,610
   51,000   Sekisui House                  438,847
    6,900   Sony                           516,097
   60,000   Sumitomo Chemical              320,557
   61,000   Sumitomo Mitsui Banking        569,830
   12,100   Tokyo Electron                 881,531
   84,000   Toshiba                        551,455
      104   UFJ Holdings                   748,419
  110,000   Yasuda Fire & Marine
             Insurance                     673,169
                                       -----------
                                        12,028,581
            MEXICO - (0.4%)
   27,290   TV Azteca ADR                  206,585
                                       -----------
            NETHERLANDS - (6.3%)
   31,001   ASM Lithography Holding
             (1)                           819,020
   18,197   Fortis                         472,037
   13,889   ING Groep                      947,752
   43,934   Koninklijke (Royal) KPN        536,726
    8,946   Royal Dutch Petroleum          534,554
    6,652   Unilever                       376,249
                                       -----------
                                         3,686,338

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2001 (UNAUDITED)

 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS
            SINGAPORE - (2.5%)
  295,000   Chartered Semiconductor
             Manufacturing (1)             906,946
   73,000   City Developments              256,492
   45,000   Venture Manufacturing          313,753
                                       -----------
                                         1,477,191
            SPAIN - (3.6%)
   95,998   Amadeus Global Travel
             Distribution Series A         601,706
   67,655   Telefonica                   1,144,407
   40,872   Terra Networks                 364,524
                                       -----------
                                         2,110,637
            SWEDEN - (3.3%)
   31,372   Atlas Copco Series A           693,352
   22,191   Electrolux                     366,212
  137,076   Telefonaktiebolaget LM
             Ericsson "B" Shares           880,828
                                       -----------
                                         1,940,392
            SWITZERLAND - (5.8%)
      592   Novartis                       919,991
      162   Roche Holding                1,163,523
    7,256   UBS                          1,104,189
      649   Zurich Financial Services      230,819
                                       -----------
                                         3,418,522
            UNITED KINGDOM - (18.8%)
  123,974   ARM Holdings (1)               681,147
   67,698   Bank of Scotland               777,804
   20,437   Barclays                       657,928
   36,080   BOC Group                      530,687
   44,930   British Land                   299,572
   92,130   British
             Telecommunications            735,553
   17,346   Electrocomponents              153,627
   15,476   GlaxoSmithKline                408,982
   20,672   Halifax Group                  235,437
   85,998   Hanson                         582,622
   91,177   Imperial Chemical
             Industries                    540,088

 Shares                                  Value $
 ------                                  -------
            UNITED KINGDOM - (CONTINUED)
  124,624   Kingfisher                     802,404
   64,960   Legal & General Group          153,126
   19,979   Lloyds TSB Group               207,677
   34,236   Marconi                        200,593
  191,734   Rentokil Initial               521,233
  125,737   Rolls-Royce                    383,196
  379,672   Telewest Communications
             (1)                           745,589
   82,461   The Great Universal
             Stores                        636,530
  593,365   Vodafone Group               1,801,973
                                       -----------
                                        11,055,768
                                       -----------
            TOTAL COMMON STOCKS
             (Cost $59,019,710)         55,533,663
                                       -----------
            PREFERRED STOCKS - (2.7%)
            BRAZIL - (0.8%)
    8,890   Telecomunicacoes
             Brasileiras-Telebras ADR      455,524
                                       -----------
            GERMANY - (1.9%)
    7,311   Henkel                         460,190
    4,414   SAP                            702,424
                                       -----------
                                         1,162,614
                                       -----------
            TOTAL PREFERRED STOCKS
             (Cost $1,625,025)           1,618,138
                                       -----------

            SHORT TERM INVESTMENTS - (2.9%)
1,708,463   SSgA U.S. Government
             Money Market Fund 4.586%
             (2)
             (Cost $1,708,463)           1,708,463
                                       -----------
            TOTAL INVESTMENTS
             (Cost
             $62,353,198) - 99.9%       58,860,264
            OTHER ASSETS LESS
             LIABILITIES - 0.1%             39,378
                                       -----------
            TOTAL NET
             ASSETS - 100%             $58,899,642
                                       ===========


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2001 (UNAUDITED)

(1)       Denotes non-income producing security.
(2)       Interest rate shown is 7-day yield as
          of April 30, 2001.
ADR  --   American Depository Receipts

                       FORWARD FOREIGN CURRENCY CONTRACTS

                               CONTRACTS TO SELL

                                                                  Unrealized
                                                  Underlying     Appreciation
Contract Date        Currency          Units      Face Amount   (Depreciation)*
-------------        --------          -----      -----------   ---------------
  05/03/01      Great Britain Pound   2,957,000   $4,268,718       $  38,200

  05/03/01             Euro           4,774,746    4,230,874          (2,002)

  08/09/01      Great Britain Pound   2,957,000    4,228,537           8,346

  05/23/01         Japanese Yen      356,122,000   3,090,425         198,870

  06/07/01         Japanese Yen      560,742,000   4,797,341         236,671

  06/14/01         Japanese Yen      424,728,000   3,593,345         136,291
                                                                   =========

                                                                   $ 616,376
                                                                   =========

                                CONTRACTS TO BUY

  05/03/01             Euro           4,646,449    4,268,718       $(149,579)

  05/03/01      Great Britain Pound   2,957,000    4,230,874            (355)

  08/09/01             Euro           4,769,663    4,228,537          (5,963)
                                                  -----------      ---------

                                                  $23,264,582      $(155,897)
                                                  ===========      =========


* Does not include foreign currency spot contracts sold with unrealized appreciation of $466 or foreign currency spot contracts purchased with unrealized depreciation of $5,346.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2001 (UNAUDITED)

 Shares                                  Value $
 ------                                  -------
           COMMON STOCKS - 87.8%
           CHINA - 1.4%
 556,000   Beijing Datang Power
            Generation "H" Shares          185,357
 196,000   Travelsky Technology "H"
            Shares                         130,684
                                       -----------
                                           316,041
           DENMARK - 1.0%
   3,660   ISS                             213,036
                                       -----------
           FINLAND - 1.9%
  25,360   Comptel Oyj                     278,113
   4,810   TietoEnator Oyj                 147,971
                                       -----------
                                           426,084
           FRANCE - 11.5%
   1,216   A Novo                          181,111
     650   ALTEN (1)                        76,873
   6,500   Camaieu (1)(2)                  136,803
   2,800   Coflexip ADR                    203,700
   3,330   Eiffage                         231,600
   5,640   ESI Group (1)(2)                204,755
     841   Essilor International           240,825
   5,850   Genesys (1)                     140,290
   8,400   GFI Informatique                212,984
   1,700   HF (2)                           81,385
   5,300   Infogrames Entertainment
            (1)                            110,373
   2,300   R2I Sante (2)                    16,353
   1,530   Rigiflex International          220,961
   1,975   Seche Environnement             166,339
   5,700   Societe Pour L'
            Informatique (2)               228,410
   7,440   Valtech (1)                      53,889
                                       -----------
                                         2,506,651
           GERMANY - 5.4%
   2,930   Babcock Borsig                  111,177
  22,030   Edel Music (1)                   92,575
   2,874   Energiekontor (1)(2)            197,465
   9,250   Primacom (1)                     93,077
   3,090   Rhoen Klinikum (2)              184,912
   2,110   SGL Carbon                       74,357
   1,540   Solarworld                       87,173
  16,690   Takkt (2)                       113,785
   6,000   Techem (1)                      166,760
   2,300   Telegate                         65,454
                                       -----------
                                         1,186,735

 Shares                                  Value $
 ------                                  -------
           HONG KONG - 0.7%
 136,000   South China Morning Post
            (Holdings)                      86,755
 480,000   Tan Chong International          62,777
                                       -----------
                                           149,532
           IRELAND - 1.1%
  45,750   Fyffes                           40,560
   5,280   SmartForce ADR (1)              190,027
                                       -----------
                                           230,587
           ISRAEL - 1.1%
   1,580   Card-Guard Scientific
            Survival                        82,878
   7,474   Oridion Systems (1)             167,158
                                       -----------
                                           250,036
           ITALY - 1.9%
  16,740   Class Editori                   173,638
  29,400   De Rigo ADR (1)(2)              248,430
                                       -----------
                                           422,068
           JAPAN - 19.5%
   1,000   Airport Facilities                4,112
  10,000   ARC Land Sakamoto               123,042
     400   Bellsystem24                    155,260
   6,000   Charle Co                        30,599
  10,000   Daibiru                          69,130
  15,000   Diamond City (2)                 47,112
  19,000   Eiden (2)                       108,431
  23,300   Exedy (2)                       149,568
   8,000   Fujitsu Devices                 104,845
   2,500   Fujitsu Support & Service
            (FSAS)                         106,245
   9,500   Idec Izumi                       84,437
   6,000   Inaba Denkisangyo                64,840
   2,000   International Trading            57,150
  10,000   Japan Airport Terminal          110,738
   2,100   Kadokawa Shoten Publishing       42,838
   2,500   Katokichi                        63,140
   6,000   Komeri                          130,894
   1,900   Kosaido                          18,149
  11,000   Mandom                          146,922
   7,000   Meiko Shokai (2)                 90,096
       7   Mobilephone
            Telecommunications
            International                   20,399
   6,000   Nippon Thompson                  49,686
  15,900   Nissan                          324,345
  18,000   Nissan Fire & Marine
            Insurance                       75,476

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2001 (UNAUDITED)

 Shares                                  Value $
 ------                                  -------
           COMMON STOCKS
           JAPAN - (CONTINUED)
   1,200   Otsuka Kagu                      86,453
  44,000   Rengo                           145,319
  14,000   Sanken Electric                  69,697
  19,000   Sanyo Chemical Industries       138,115
      16   Shoeisha                        105,557
      58   Sky Perfect Communications
            (1)                             58,688
       1   Sotec (1)                         4,339
   3,500   Sumida                          111,628
  16,000   Sumitomo Bakelite               150,241
  35,000   Sumitomo Warehouse              113,895
   4,000   Tachihi Enterprise               66,702
   6,000   Tanaka Chemical                  63,140
  12,000   Toho Real Estate                 40,701
   3,000   Tohoku Pioneer                  112,923
   3,000   Tokyo Individualized
            Educational Institute (2)      109,281
   6,500   Tokyo Ohka Kogyo                103,918
   9,800   Torii Pharmaceutical            190,391
   8,000   Touei Housing                   106,205
   3,500   Trusco Nakayama                  41,648
  12,500   Tsubaki Nakashima               116,364
   1,300   Union Tool                       72,611
       6   ValueClick Japan                 21,905
  12,000   Yushiro Chemical Industry        60,323
                                       -----------
                                         4,267,498
           LUXEMBOURG - 0.3
   2,600   SBS Broadcasting (1)             60,424
                                       -----------
           NETHERLANDS - 4.3
   5,000   BE Semiconductor
            Industries (1)                  38,786
   6,033   CSM                             127,830
  16,220   Fox Kids Europe (1)             146,674
  37,750   IFCO Systems (1)(2)             111,446
   5,360   Internatio-Muller               128,539
   5,630   OPG Groep                       191,166
   4,542   Ordina Beheer                    90,399
   4,000   Qiagen (1)                      108,514
                                       -----------
                                           943,354
           NORWAY - 0.3%
   4,475   Norske Skogindustrier
            Series A                        72,672
                                       -----------
           SINGAPORE - 2.5%
 163,500   Lindeteves-Jacoberg              59,242
 230,000   Nera Telecommunications
            (1)                             87,126
  63,000   Sembcorp Industries              54,993

 Shares                                  Value $
 ------                                  -------
           SINGAPORE - (CONTINUED)
 122,000   SIA Engineering                  87,071
  80,000   Singapore Airport Terminal
            Services                        63,684
  52,000   Singapore Computer Systems       55,098
  12,000   Venture Manufacturing            83,667
  60,000   WBL (2)                          65,880
                                       -----------
                                           556,761
           SPAIN - 3.3%
  31,666   Amadeus Global Travel
            Distribution Series A          198,479
  15,384   NH Hoteles                      204,444
  10,000   Prosegur Compania
            Seguridad                      111,528
   8,825   Sogecable (1)                   198,724
                                       -----------
                                           713,175
           SWEDEN - 5.3%
  12,500   Assa Abloy Series B             217,237
   5,700   Biacore International           190,906
  27,500   Dimension                       160,646
  16,970   Europolitan Holdings            132,177
   5,720   Micronic Laser Systems (1)      113,609
  22,000   Observer "B" Shares             184,207
   4,920   OM Gruppen                       94,127
  11,350   Utfors (1)                       65,198
                                       -----------
                                         1,158,107
           SWITZERLAND - 2.0%
      30   Lindt & Spruengli               169,296
     296   Lonza                           174,034
     138   Sez Holding                      86,705
                                       -----------
                                           430,035
           UNITED KINGDOM - 24.3%
  19,000   4imprint                         73,060
 200,000   ALPHA Airports Group            182,427
  50,000   Amstrad                          52,582
  60,000   Arriva                          267,202
  79,046   British Regional Airlines
            Group                          131,195
 120,000   Carillion                       321,226
 105,000   Clinton Cards (2)               199,811
 100,000   Communisis (1)                  223,205
  26,516   Fairey Group                    189,790
 100,000   Findel                          353,408
  21,500   Galen Holdings                  283,012
  50,000   Homestyle Group                 322,109
  25,128   Iceland Group                    65,075

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2001 (UNAUDITED)

 Shares                                  Value $
 ------                                  -------
           COMMON STOCKS
           UNITED KINGDOM - (CONTINUED)
  16,118   Interx (1)                       30,268
  30,000   Johnston Press                  150,277
  85,000   London Clubs International       46,125
 197,500   Low & Bonar                     210,524
 140,000   Meconic (2)                     560,873
   4,015   NDS Group ADR (1)(2)            150,563
  28,000   Penna Consulting                228,356
 185,000   Photo-Me International          344,107
  15,000   PSD Group                       135,425
  25,000   Renishaw                        228,928
  30,000   Scipher (1)                     171,696
 100,000   Sterling Publishing Group
            (2)                            111,602
 100,000   Taylor Woodrow                  290,452
                                       -----------
                                         5,323,388
                                       -----------
           TOTAL COMMON STOCKS
            (Cost $20,709,153)          19,226,184
                                       -----------
           PREFERRED STOCKS - 2.2%
           GERMANY - 2.2%
     855   Hugo Boss                       257,416
   1,974   MLP                             214,381
                                       -----------
                                           471,797
                                       -----------
           TOTAL PREFERRED STOCKS
            (Cost $208,929)                471,797
                                       -----------
           SHORT-TERM INVESTMENTS - 5.2%
 189,244   SSgA Money Market Fund
            4.722%(3)                      189,244
 949,924   SSgA U.S. Government Money
            Market Fund 4.586% (3)         949,924
                                       -----------
           TOTAL SHORT-TERM
            INVESTMENTS
            (Cost $1,139,168)            1,139,168
                                       -----------
           TOTAL INVESTMENTS
            (Cost $22,057,250) -95.2%   20,837,149
           OTHER ASSETS LESS
            LIABILITIES - 4.8%           1,058,843
                                       -----------
           TOTAL NET ASSETS - 100%     $21,895,992
                                       ===========


(1)       Denotes non-income producing security.
(2)       Illiquid security.
(3)       Interest rate shown is 7-day yield as
          of April 30, 2001.
ADR  --   American Depository Receipts

                       FORWARD FOREIGN CURRENCY CONTRACTS
                               CONTRACTS TO SELL

                                            Underlying     Unrealized
Contract Date     Currency       Units      Face Amount   Appreciation
-------------     --------       -----      -----------   ------------
  05/23/01      Japanese Yen  101,006,220   $  876,531      $ 56,404

  06/07/01      Japanese Yen  188,357,000    1,611,459        79,500

                                            ----------      --------

                                            $2,487,990      $135,904
                                            ==========      ========

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ULTRA FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2001 (UNAUDITED)

  Shares                                Value $
  ------                                -------
             COMMON STOCKS - (71.2%)

             BANKS & FINANCE - (11.1%)

   85,000    American Physicians
              Capital (1)                1,615,000

    5,000    BancFirst Ohio                 85,000

   15,000    Bank Mutual                   164,700

   75,000    Bank of Bermuda             3,956,250

    7,000    CCBT Financial                161,700

   34,500    Coastal Bancorp             1,012,575

   15,000    Commonwealth Bancorp          279,000

   20,000    Community Trust Bancorp       360,000

    4,000    First Community
              Bancshares                    83,520

   88,000    Flagstar Bancorp            1,987,040

    2,500    Great Southern Bancorp         60,000

   15,000    Local Financial (1)           183,750

    7,800    Main Street Banks             118,170

   20,000    Midwest Banc Holdings         356,600

    4,000    Old Second Bancorp            102,600

   38,000    Quaker City Bancorp (1)       997,500

   18,500    Seacoast Banking              538,350

   15,000    St. Francis Capital           295,500

    4,000    Tompkins Trustco              139,000

   20,500    Universal Health
              Reality Income Trust         440,750

   10,500    Wintrust Financial            212,100

                                      ------------

                                        13,149,105

             BASIC INDUSTRIES - (2.7%)

    7,000    Ameron International          420,000

   50,000    Century Aluminum            1,112,500

   20,000    FMC (1)                     1,433,800

   17,500    Silgan Holdings (1)           239,750

                                      ------------

                                         3,206,050

             BUSINESS
              SERVICES - (1.6%)

  140,000    Encompass Services (1)        719,600

  265,000    Moore                       1,089,150

                                      ------------

                                         1,808,750

             CAPITAL GOODS - (7.2%)

  150,000    CIRCOR International        2,587,500

   20,000    FLIR Systems (1)              281,800

  245,000    General Cable               2,917,950

  235,400    Walter Industries           2,662,374

                                      ------------

                                         8,449,624

             CONSUMER CYCLICALS - (14.4%)

   78,000    Corinthian Colleges (1)     3,198,000

  215,000    CSK Auto (1)                1,462,000

  Shares                                Value $
  ------                                -------
             CONSUMER CYCLICALS - (CONTINUED)

   15,000    Fossil (1)                    281,400

  140,000    Fred's                      3,542,000

  125,000    Gart Sports (1)             1,450,000

   35,000    Genesco (1)                 1,001,000

   75,000    Haverty Furniture           1,050,000

   10,000    Kenneth Cole
              Productions Class A
              (1)                          284,000

   65,000    Movie Gallery (1)             484,250

  125,000    O'Charley's (1)             2,462,500

   10,000    RARE Hospitality
              International (1)            279,500

  117,300    Tuesday Morning (1)         1,549,533

                                      ------------

                                        17,044,183

             CONSUMER STAPLES - (1.2%)

  150,000    Spartan Stores (1)          1,431,000

                                      ------------

             ENERGY - (8.6%)

   50,000    Precision Drilling (1)      2,114,500

   50,100    Seitel (1)                    977,451

   70,000    TETRA Technologies (1)      1,921,500

  110,000    Universal Compression
              Holdings (1)               3,960,000

   40,000    W-H Energy Services (1)     1,176,400

                                      ------------

                                        10,149,851

             HEALTH CARE - (14.1%)

   10,000    American Medical
              Systems Holdings (1)         129,600

    5,000    AmeriPath (1)                 124,800

  100,000    AmSurg Class A (1)          1,885,000

   46,500    Axcan Pharma (1)              491,040

   70,000    BioSource International
              (1)                          536,200

  113,500    Boron, LePore &
              Associates (1)             1,260,985

   20,000    Curative Health
              Services (1)                 135,000

  100,000    HEALTHSOUTH (1)             1,405,000

   10,000    Landauer                      256,500

  286,700    Magellan Health
              Services (1)               2,867,000

   50,200    Ocular Sciences (1)           903,600

   75,000    PSS World Medical (1)         341,250

   10,000    Respironics (1)               317,400

   65,000    Serologicals (1)            1,155,050

   38,000    SRI/Surgical Express
              (1)                        1,007,000

   85,800    Sybron Dental
              Specialties (1)            1,716,000

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ULTRA FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2001 (UNAUDITED)

  Shares                                Value $
  ------                                -------
             COMMON STOCKS
             HEALTH CARE - (CONTINUED)

   30,000    Vital Signs                 1,214,400

   38,100    Wilson Greatbatch
              Technologies (1)             933,450
                                      ------------

                                        16,679,275

             TECHNOLOGY - (2.6%)

   10,000    Keithley Instruments          265,500

   32,500    LeCroy (1)                    624,000

   75,000    Manufacturers' Services
              (1)                          330,000

   37,300    Planar Systems (1)            871,328

   50,000    SBS Technologies (1)        1,000,000
                                      ------------

                                         3,090,828

             TECHNOLOGY - CELLULAR/
              TELECOMMUNICATIONS - (0.4%)

   49,000    Peco II (1)                   489,510

                                      ------------

             TECHNOLOGY - SEMICONDUCTORS - (0.6%)

   10,000    Celeritek (1)                 129,400

   50,000    SIPEX (1)                     602,000
                                      ------------

                                           731,400

             TECHNOLOGY - SOFTWARE - (4.3%)

   65,000    ANSYS (1)                     860,600

   39,000    Manhattan Associates
              (1)                        1,296,750

  135,000    MSC. Software (1)           2,045,250

   50,000    Remedy (1)                    876,500
                                      ------------

                                         5,079,100

             TRANSPORTATION - (2.4%)

   65,000    Knight Transportation
              (1)                        1,729,000

   51,400    Nordic America Tanker
              Shipping                   1,061,410
                                      ------------

                                         2,790,410
                                      ------------

             TOTAL COMMON STOCKS

              (Cost $72,223,953)        84,099,086
                                      ------------

             OPTIONS - (0.5%)

    2,000    Precision Drilling (1)
              June 01/35                    17,000

   50,000    Russell 2000 Index Put
              (1) June 01/470              522,500
                                      ------------

             TOTAL OPTIONS
              (Cost $904,260)              539,500
                                      ------------

  Shares                                Value $
  ------                                -------

             SHORT-TERM INVESTMENTS -  (9.5%)

5,590,173    SSgA Money Market Fund
              4.722% (2)                 5,590,173

5,590,174    SSgA U.S. Government
              Money Market Fund
              4.586% (2)                 5,590,174
                                      ------------

             TOTAL SHORT-TERM
              INVESTMENTS
              (Cost $11,180,347)        11,180,347
                                      ------------
Principal
Amount $
---------

             GOVERNMENT AND AGENCY
              SECURITIES - (0.8%)

1,000,000    United States Treasury
              Bills,
              4.080%, 07/05/2001
              (Cost $992,633)              993,079
                                      ------------

             REPURCHASE AGREEMENT -  (17.5%)

20,745,000   State Street Bank and
              Trust Company,
              3.250%, 05/01/01
              repurchase agreement,
              dated 04/30/01 with a
              repurchase price of
              $20,746,873,
              collateralized by a
              $13,690,000 United
              States Treasury Bond,
              11.250% due 02/15/15,
              valued at $21,162,139.    20,745,000
                                      ------------

             TOTAL REPURCHASE
              AGREEMENT
              (Cost $20,745,000)        20,745,000
                                      ------------

             TOTAL INVESTMENTS
              (Cost $106,046,193) -
               99.5%                   117,557,012

             OTHER ASSETS LESS
              LIABILITIES - 0.5%           607,538
                                      ------------


             TOTAL NET ASSETS - 100%  $118,164,550
                                      ============

(1) Denotes non-income producing security.
(2) Interest rate shown is the 7-day yield as of April 30, 2001.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2001 (UNAUDITED)

 Shares                                 Value $
 ------                                 -------

           COMMON STOCKS - (96.1%)

           BASIC MATERIALS - (2.2%)

 15,400    International Paper            603,372

                                      -----------

           CAPITAL GOODS - (9.9%)

  4,000    Emerson Electric               266,600

 22,600    General Electric             1,096,778

 24,400    Raytheon Class B               720,532

 10,400    Tyco International             555,048

                                      -----------

                                        2,638,958

           COMMUNICATIONS EQUIPMENT - (1.9%)

 10,800    Cisco Systems (1)              183,384

  9,300    Tellabs (1)                    326,523

                                      -----------

                                          509,907

           COMPUTER HARDWARE - (3.8%)

  5,000    International Business
            Machines                      575,700

 25,400    Sun Microsystems (1)           434,848

                                      -----------

                                        1,010,548

           COMPUTER SERVICES - (2.4%)

 10,200    Electronic Data Systems        657,900

                                      -----------

           COMPUTER SOFTWARE - (5.1%)

 15,300    Microsoft (1)                1,036,575

 19,800    Oracle (1)                     319,968

                                      -----------

                                        1,356,543

           CONSUMER CYCLICALS - (5.2%)

 11,300    Lowe's Companies               711,900

  9,300    RadioShack                     284,859

  7,600    Wal-Mart Stores                393,224

                                      -----------

                                        1,389,983

           CONSUMER STAPLES - (5.4%)

 12,900    PepsiCo                        565,149

  4,500    Procter & Gamble               268,742

 11,200    Safeway (1)                    608,160

                                      -----------

                                        1,442,051

           ENERGY - (6.7%)

 10,600    Exxon Mobil                    939,160

  8,200    Schlumberger                   543,660

  5,700    Transocean Sedco Forex         309,396

                                      -----------

                                        1,792,216

           FINANCIAL SERVICES - (19.1%)

  6,360    American International
            Group                         520,248

  5,600    Capital One Financial          352,016

 Shares                                 Value $
 ------                                 -------
           FINANCIAL SERVICES - (CONTINUED)

 20,632    Citigroup                    1,014,063

 10,200    Federal National Mortgage
            Association                   818,652

 23,900    FleetBoston Financial          917,043

  4,200    Marsh & Mclennan               405,048

 10,100    Merrill Lynch                  623,170

 21,100    U.S. Bancorp                   446,898

                                      -----------

                                        5,097,138

           HEALTH CARE - (13.0%)

  8,900    American Home Products         513,975

  7,100    Baxter International           647,165

  3,400    Eli Lilly                      289,000

 11,100    Medtronic                      495,060

 23,075    Pfizer                         999,147

 10,200    Pharmacia                      533,052

                                      -----------

                                        3,477,399

           MEDIA - (5.4%)

 20,550    AOL Time Warner (1)          1,037,775

  9,300    Comcast Class A (1)            408,363

                                      -----------

                                        1,446,138

           TECHNOLOGY - SEMICONDUCTORS - (6.9%)

  9,500    Applied Materials (1)          518,700

 16,100    Intel                          497,651

 10,500    Linear Technology              504,420

  8,100    Texas Instruments              313,470

                                      -----------

                                        1,834,241

           TELECOMMUNICATIONS - (5.4%)

 15,400    AT&T Wireless Group (1)        309,540

 12,900    BellSouth                      541,284

 14,532    Qwest Communications
            International (1)             594,359

                                      -----------

                                        1,445,183

           UTILITIES - (3.7%)

 14,300    Exelon                         987,415

                                      -----------

           TOTAL COMMON STOCKS

           (Cost $24,565,572)          25,688,992

                                      -----------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2001 (UNAUDITED)

 Shares                                 Value $
 ------                                 -------

           SHORT-TERM INVESTMENT - 3.7%

974,270    SSgA U.S. Government
            Money Market Fund 4.586%
            (2)

           (Cost $974,270)                974,270
                                      -----------

           TOTAL INVESTMENTS
            (Cost $25,539,842) - 99.8% 26,663,262

           OTHER ASSETS LESS
            LIABILITIES - 0.2%             59,833
                                      -----------

           TOTAL NET ASSETS -  100%   $26,723,095
                                      ===========


(1) Denotes non-income producing security.
(2) Interest rate shown is 7-day yield as of April 30, 2001.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2001 (UNAUDITED)

 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS - (89.6%)
            BASIC INDUSTRIES - (0.7%)
    7,700   Delta and Pine Land            184,030
                                       -----------
            BUSINESS SERVICES - (2.4%)
    6,880   Global Payments (1)            145,512
    4,600   National Data                  131,790
   15,900   United Rentals (1)             318,318
                                       -----------
                                           595,620
            CAPITAL GOODS - (4.3%)
    2,600   Alliant Techsystems (1)        244,920
    7,600   APW (1)                         63,840
    9,600   Flowserve                      271,680
    4,400   Mettler-Toledo
             International (1)             194,700
    1,600   Pentair                         49,232
    2,100   SPX (1)                        236,481
                                       -----------
                                         1,060,853
            CONSUMER CYCLICALS - (17.9%)
    4,400   Abercrombie & Fitch Class
             A (1)                         146,520
    5,600   Anchor Gaming (1)              305,200
    7,900   Applebee's International       331,010
    1,600   Barnes & Noble (1)              51,180
    4,200   Borders Group (1)               76,592
    8,639   CEC Entertainment (1)          442,749
    6,300   Footstar (1)                   229,950
    7,943   Jack in The Box (1)            210,251
    5,300   Men's Wearhouse (1)            134,885
    7,300   Michaels Stores (1)            246,521
    8,200   Mohawk Industries (1)          267,812
    8,900   Outback Steakhouse (1)         258,011
   10,200   Pier 1 Imports                 113,220
    8,392   Rent-A-Center (1)              303,790
   14,810   Ruby Tuesday                   282,131
    1,800   Scotts Class A (1)              75,240
    6,000   Sensormatic Electronics
             (1)                            87,000
   13,400   Venator Group (1)              177,416
    4,900   Williams-Sonoma (1)            147,343
   12,200   Wolverine World Wide           217,160
    9,400   Zale (1)                       313,584
                                       -----------
                                         4,417,565

 Shares                                  Value $
 ------                                  -------
            CONSUMER STAPLES - (1.9%)
    3,300   Constellation Brands (1)       215,325
    4,700   Performance Food Group
             (1)                           253,659
                                       -----------
                                           468,984
            ENERGY - (9.6%)
    3,300   Atwood Oceanics (1)            147,345
    3,380   BJ Services (1)                278,005
    9,100   Cal Dive International
             (1)                           254,891
   12,500   Covanta Energy (1)             231,250
   39,500   Grey Wolf (1)                  252,800
   10,238   Hanover Compressor (1)         372,663
   20,700   Key Energy Services (1)        272,619
    8,300   Pride International (1)        221,029
    9,800   UTI Energy (1)                 337,120
                                       -----------
                                         2,367,722
            FINANCE - (12.8%)
    5,000   Affiliated Managers Group
             (1)                           281,100
    8,700   Allied Capital                 202,449
   10,300   AmeriCredit (1)                477,508
    5,400   AmerUs Group                   172,422
   12,200   Federated Investors            355,630
   13,000   Greater Bay Bancorp            355,030
    6,800   Hilb, Rogal & Hamilton         267,920
    3,800   Leucadia National              121,790
    8,300   Manufactured Home
             Communities                   222,440
    6,000   North Fork Bancorporation      159,300
    2,700   RenaissanceRe Holdings         172,530
    1,943   W.R. Berkley                    78,730
      900   White Mountains Insurance
             Group                         282,600
                                       -----------
                                         3,149,449
            HEALTH CARE - (21.0%)
    4,600   AdvancePCS (1)                 264,960
    4,400   AmeriSource Health Class
             A (1)                         237,600
    9,700   Apogent Technologies (1)       223,100
    7,100   Beckman Coulter                252,405
    6,600   Bergen Brunswig Class A        120,780
   33,000   Beverly Enterprises (1)        240,900
    6,500   C.R. Bard                      286,065
    9,000   Charles River
             Laboratories
             International (1)             223,200
    2,557   Community Health Care (1)       72,977
    8,800   Covance (1)                    144,760

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2001 (UNAUDITED)

 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS
            HEALTH CARE - (CONTINUED)
   13,100   DaVita (1)                     230,560
    5,200   Dentsply International         203,736
   15,400   Edwards Lifesciences (1)       333,410
    2,000   First Health Group (1)         104,000
    7,291   Invacare                       257,372
      900   Laboratory Corporation of
             America Holdings (1)          126,900
   13,700   Manor Care (1)                 317,840
    5,131   Medicis Pharmaceutical
             Class A (1)                   255,011
      900   Professional Detailing
             (1)                            65,880
    2,500   Province Healthcare (1)         64,050
    1,193   Quest Diagnostics (1)          146,978
    7,900   RehabCare Group (1)            296,645
    8,100   Renal Care Group (1)           231,498
    5,900   Techne (1)                     189,390
    3,200   Universal Health Services
             (1)                           287,232
                                       -----------
                                         5,177,249
            MEDIA - (0.7%)
    6,300   Cox Radio Class A (1)          162,540
                                       -----------
            TECHNOLOGY - (8.1%)
    6,100   Affiliated Computer
             Services (1)                  439,200
    8,000   Amphenol (1)                   336,800
    3,400   Autodesk                       118,524
    9,500   Belden                         224,295
    3,200   CTS                             76,800
    3,843   Perkinelmer                    257,135
   11,500   Tektronix                      278,300
    6,200   Varian (1)                     200,384
    1,800   Zebra Technologies (1)          77,868
                                       -----------
                                         2,009,306
            TECHNOLOGY - SEMICONDUCTORS - (2.9%)
    7,000   Adaptec (1)                     78,680
    7,200   Alpha Industries (1)           176,904
    3,000   DuPont Photomasks (1)          167,400
    4,900   Lattice Semiconductor (1)      120,687
    8,800   Oak Technology (1)              98,032
    4,100   Pericom Semiconductor (1)       73,759
                                       -----------
                                           715,462

 Shares                                  Value $
 ------                                  -------
            TECHNOLOGY - SOFTWARE - (1.9%)
   13,000   Progress Software (1)          183,950
    4,200   Symantec (1)                   272,202
                                       -----------
                                           456,152
            TRANSPORTATION - (1.5%)
    5,500   Teekay Shipping                279,070
    4,400   Werner Enterprises              87,560
                                       -----------
                                           366,630
            UTILITIES - (3.9%)
    5,600   Black Hills                    287,672
   14,707   El Paso Electric (1)           207,369
    8,100   Kinder Morgan                  475,470
                                       -----------
                                           970,511
                                       -----------
            TOTAL COMMON STOCKS
             (Cost $17,156,244)         22,102,073
                                       -----------
            SHORT TERM INVESTMENTS - (7.9%)
  842,439   SSgA Money Market Fund
             4.722% (2)                    842,439
1,108,314   SSgA U.S. Government
             Money Market Fund 4.586%
             (2)                         1,108,314
                                       -----------
            TOTAL SHORT TERM
             INVESTMENTS
             (Cost $1,950,753)           1,950,753
                                       -----------
            TOTAL INVESTMENTS
             (Cost
             $19,106,997) - 97.5%       24,052,826
            OTHER ASSETS LESS LIABILITIES -
              2.5%                         614,743
                                       -----------
            NET ASSETS - 100%          $24,667,569
                                       ===========


(1) Denotes non-income producing security.
(2) Interest rate shown is 7-day yield as of April 30, 2001.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2001 (UNAUDITED)

Shares                                   Value $
------                                   -------
          COMMON STOCKS - (96.3%)
          BASIC INDUSTRIES - (4.8%)
  5,800   Mead                             163,560
  7,100   Monsanto                         219,745
                                        ----------
                                           383,305
          BUSINESS SERVICES - (2.9%)
 15,000   KPMG Consulting (1)              234,150
                                        ----------
          CAPITAL GOODS - (20.6%)
  6,200   B. F. Goodrich                   244,280
  5,000   Ingersoll-Rand                   235,000
  2,700   Jacobs Engineering Group (1)     177,984
  2,600   Northrop Grumman                 234,650
  9,800   Quanta Services (1)              251,762
  2,300   SPX (1)                          259,003
  2,300   Textron                          121,946
  3,100   TRW                              119,226
                                        ----------
                                         1,643,851
          CONSUMER CYCLICALS - (10.4%)
  2,600   Arbitron (1)                      54,288
  4,100   Dow Jones                        222,507
 12,000   Hispanic Broadcasting (1)        287,640
 16,200   Staples (1)                      263,574
                                        ----------
                                           828,009
          CONSUMER STAPLES - (2.4%)
  7,700   Kellogg                          196,350
                                        ----------
          ENERGY - (15.4%)
  2,500   BJ Services (1)                  205,625
  3,900   Devon Energy                     230,139
 12,800   Grant Prideco (1)                256,000
  6,500   National-Oilwell (1)             257,075
  4,800   Weatherford International        279,504
                                        ----------
                                         1,228,343
          HEALTH CARE - (6.2%)
 15,700   HEALTHSOUTH (1)                  220,585
 10,200   Mylan Laboratories               272,748
                                        ----------
                                           493,333

Shares                                   Value $
------                                   -------
          INSURANCE - (11.2%)
  3,200   Chubb                            213,600
  5,500   Cincinnati Financial             211,090
  4,800   Lincoln National                 221,568
  6,000   Nationwide Financial
           Services                        245,760
                                        ----------
                                           892,018
          TECHNOLOGY - (16.1%)
 13,000   Ceridian (1)                     234,000
 10,900   KEMET (1)                        223,668
  7,200   National Instruments (1)         252,000
 25,000   Parametric Technology (1)        285,000
 11,600   SCI Systems (1)                  296,380
                                        ----------
                                         1,291,048
          TRANSPORTATION - (6.3%)
  7,800   CSX                              273,546
  5,300   Delta Air Lines                  233,359
                                        ----------
                                           506,905
                                        ----------
          TOTAL COMMON STOCKS
           (Cost $6,640,850)             7,697,312
                                        ----------

          SHORT-TERM INVESTMENT - (3.9%)
313,159   SSgA U.S. Government Money
           Market Fund 4.586% (2)
           (Cost $313,159)                 313,159
                                        ----------
          TOTAL INVESTMENTS
           (Cost $6,954,009) - 100.2%    8,010,471
          LIABILITIES IN EXCESS OF
           OTHER ASSETS - (0.2%)           (15,219)
                                        ----------
          TOTAL NET ASSETS - 100%       $7,995,252
                                        ==========

(1) Denotes non-income producing security.
(2) Interest rate shown is the 7-day yield as of April 30, 2001.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2001 (UNAUDITED)

Shares                                   Value $
------                                   -------
          COMMON STOCKS - (96.9%)
          BANKS & FINANCE - (11.3%)
 17,800   Affiliated Managers Group
           (1)                           1,000,716
 39,400   Hudson United Bancorp            936,144
 26,600   Waddell & Reed Financial         809,172
 40,400   Washington Federal             1,030,604
 22,000   Wilmington Trust               1,271,600
                                       -----------
                                         5,048,236
          BASIC INDUSTRIES - (12.0%)
 43,100   Delta and Pine Land            1,030,090
 82,000   Louisiana-Pacific              1,004,500
 29,000   Minerals Technologies          1,112,150
 18,400   OM Group                       1,006,480
104,600   Titanium Metals                1,204,992
                                       -----------
                                         5,358,212
          CAPITAL GOODS - (18.4%)
  8,400   Alliant Techsystems (1)          791,280
 19,800   Insituform Technologies
           Class A (1)                     682,902
 25,000   Jacobs Engineering Group
           (1)                           1,648,000
 39,000   Lear (1)                       1,404,000
 64,400   MasTec (1)                       944,104
  9,800   Penton Media                     193,060
 38,000   Precision Castparts            1,419,680
 58,400   Terex (1)                      1,144,640
                                       -----------
                                         8,227,666
          CONSUMER CYCLICALS - (8.2%)
100,000   InterTan (1)                   1,402,000
 28,100   Mohawk Industries (1)            917,746
 92,000   Sensormatic Electronics (1)    1,334,000
                                       -----------
                                         3,653,746
          CONSUMER STAPLES - (4.2%)
 85,000   Dial                           1,109,250
 18,700   Scotts Class A (1)               781,660
                                       -----------
                                         1,890,910
          ENERGY - (14.3%)
 22,700   Black Hills                    1,166,099
 33,400   Cal Dive International (1)       935,534
 33,100   Forest Oil                     1,077,405
 55,000   Plans Resources (1)            1,333,750
 55,600   Pure Resources (1)             1,200,960
 57,400   Superior Energy Services
           (1)                             683,060
                                       -----------
                                         6,396,808

Shares                                   Value $
------                                   -------
          HEALTH CARE - (7.3%)
 38,300   Alpharma                         866,346
 25,600   Barr Laboratories (1)          1,483,520
 76,000   Dendrite International (1)       914,280
                                       -----------
                                         3,264,146
          INSURANCE - (3.9%)
 41,000   Protective Life                1,226,720
 20,200   Selective Insurance Group        497,930
                                       -----------
                                         1,724,650
          TECHNOLOGY - (10.7%)
 36,700   Actel (1)                        845,935
 36,100   ADTRAN (1)                       987,335
 52,200   Harris                         1,500,750
114,000   Storage Technology (1)         1,458,060
                                       -----------
                                         4,792,080
          TRANSPORTATION - (1.7%)
 30,300   Atlas Air Worldwide
           Holdings (1)                    769,620
                                       -----------
          UTILITIES - (4.9%)
 46,000   Philadelphia Suburban          1,071,800
 49,000   Southern Union                 1,095,150
                                       -----------
                                         2,166,950
                                       -----------
          TOTAL COMMON STOCKS
           (Cost $35,104,528)           43,293,024
                                       -----------
          SHORT-TERM INVESTMENTS - (2.2%)
205,775   SSgA Money Market Fund
           4.722% (2)                      205,775
780,112   SSgA U.S. Government Money
           Market Fund 4.586% (2)          780,112
                                       -----------
          TOTAL SHORT-TERM
           INVESTMENTS
           (Cost $985,887)                 985,887
                                       -----------
          TOTAL INVESTMENTS
           (Cost $36,090,415) - 99.1%   44,278,911
          OTHER ASSETS LESS
           LIABILITIES - 0.9%              386,072
                                       -----------
          TOTAL NET ASSETS - 100%      $44,664,983
                                       ===========

(1) Denotes non-income producing security.
(2) Interest rate shown is the 7-day yield as of April 30, 2001.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2001 (UNAUDITED)

Principal
Amount $                                Value $
---------                               -------
            ASSET-BACKED SECURITIES - (8.7%)
 397,086    Commercial
             Resecuritization Trust
             Series 1999-1 Class A
             6.740% 01/27/2009             395,505
            Contimortgage Home
             Equity Loan Trust
 735,000    Series 1998-2 Class A5
             6.280% 09/15/2016             745,911
  51,648    Series 1997-4 Class A5
             6.440% 12/15/2012              52,391
  33,799    Series 1996-3 Class A6
             7.820% 02/15/2016              34,741
 172,081    FFCA Secured Lending
             Series 2000-1 Class A1
             7.270% 09/18/2027             177,967
            Green Tree Financial
 619,164    Series 1997-D Class HEA6
             6.950% 09/15/2028             636,026
 259,728    Series 1992-2 Class A4
             8.150% 01/15/2018             265,435
 550,000    Residential Funding
             Mortgage Securities
             Series 1999-HI8 Class
             AI3
             7.190% 06/25/2012             564,733
                                      ------------
            TOTAL ASSET-BACKED
             SECURITIES
            (Cost $2,862,639)            2,872,709
                                      ------------
            CORPORATE BONDS - (40.9%)
            CHEMICALS - (0.5%)
 170,000    Rohm & Haas
             7.850% 07/15/2029             178,197
                                      ------------
            HOTELS & RESTAURANTS - (1.3%)
 220,000    Harrah's Operating (1)
             8.000% 02/01/2011             220,891
 110,000    ITT
             6.750% 11/15/2005             107,176
 100,000    Park Place Entertainment
             8.500% 11/15/2006             104,750
                                      ------------
                                           432,817
            INDUSTRIAL MACHINERY - (0.4%)
 165,000    Caterpillar
             6.625% 07/15/2028             150,457
                                      ------------

Principal
Amount $                                Value $
---------                               -------
            INDUSTRIALS - (3.7%)
 130,000    Abitibi - Consolidated
             8.850% 08/01/2030             133,074
 180,000    Alcan
             7.250% 03/15/2031             176,227
 175,000    Mirant Americas
             Generation (1)
             8.300% 05/01/2011             177,424
 315,000    Osprey Trust (1)
             7.797% 01/15/2003             322,153
 150,000    Philip Morris
             7.650% 07/01/2008             155,527
 260,000    R.J. Reynolds Tobacco
             Holdings
             7.750% 05/15/2006             254,545
                                      ------------
                                         1,218,950
            MEDIA/TELECOMMUNICATIONS - (7.1%)
 140,000    AOL Time Warner
             6.125% 04/15/2006             139,468
 190,000    AT&T Wireless Services
             (1)
             8.750% 03/01/2031             195,578
 260,000    Charter Communications
             Holdings
             10.750% 10/01/2009            282,100
 380,000    Comcast Cable
             Communications
             8.375% 05/01/2007             413,415
 225,000    Cox Communications
             7.750% 11/01/2010             235,421
 220,000    CSC Holdings
             7.625% 07/15/2018             197,692
  70,000    Rogers Wireless
             Communications (1)
             9.625% 05/01/2011              70,962
 170,000    Time Warner
             6.625% 05/15/2029             151,028
 145,000    TPSA Finance (1)
             7.750% 12/10/2008             138,340
 170,000    Viacom
             7.875% 07/30/2030             178,520
 360,000    Worldcom (1)
             7.375% 01/15/2006             360,043
                                      ------------
                                         2,362,567

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2001 (UNAUDITED)

Principal
Amount $                                Value $
---------                               -------
            CORPORATE BONDS
            OIL - (4.0%)
 170,000    Amerada Hess
             7.875% 10/01/2029             178,288
 190,000    Global Marine
             7.125% 09/01/2007             195,381
 170,000    Occidental Petroleum
             8.450% 02/15/2029             187,427
 200,000    Petroliam Nasional
             Berhad (1)
             7.750% 08/15/2015             183,956
 170,000    Tosco
             8.125% 02/15/2030             184,771
 190,000    Transocen Sedco Forex
             (1)
             7.500% 04/15/2031             189,174
 170,000    Valero Energy
             8.750% 06/15/2030             191,427
                                      ------------
                                         1,310,424
            REITS, INSURANCE, FINANCE & BANKING -
              (12.6%)
 110,000    Anadarko Finance (1)
             7.500% 05/01/2031             112,421
 280,000    Athena Neurosciences
             Finance
             7.250% 02/21/2008             284,152
 140,000    Bear Stearns
             6.500% 05/01/2006             140,411
 170,000    Bombardier Capital (1)
             7.500% 10/17/2005             175,859
 240,000    Capital One Bank
             8.250% 06/15/2005             246,448
 340,000    Conseco
             6.800% 06/15/2005             294,100
 460,000    Corporacion Andina de
             Fomento
             7.750% 03/01/2004             472,190
 260,000    DBS Group Holdings (1)
             7.875% 08/10/2009             272,331
 140,000    Ford Motor Credit
             6.875% 02/01/2006             142,613
 390,000    HSBC Holdings
             7.500% 07/15/2009             408,044
 380,000    Lehman Brothers Holdings
             8.250% 06/15/2007             407,058

Principal
Amount $                                Value $
---------                               -------
            REITS, INSURANCE, FINANCE & BANKING -
              (CONTINUED)
 165,000    MBNA America Bank
             6.750% 03/15/2008             156,884
  50,000    Mellon Funding
             5.750% 11/15/2003              50,525
 150,000    Morgan Stanley Dean
             Witter
             6.100% 04/15/2006             149,652
 390,000    PNC Funding
             7.500% 11/01/2009             408,791
 365,000    Presidential Life
             7.875% 02/15/2009             348,090
  80,000    UBS Preferred Funding
             Trust I
             8.622% 10/29/2049              86,456
                                      ------------
                                         4,156,025
            RETAIL FOOD & DRUG - (2.5%)
 440,000    K Mart
             9.375% 02/01/2006             449,423
 180,000    Kellogg (1)
             6.000% 04/01/2006             178,629
 200,000    Safeway
             6.500% 03/01/2011             195,598
                                      ------------
                                           823,650
            TRANSPORTATION - (2.5%)
 295,000    Kowloon Canton Railway
             8.000% 03/15/2010             319,213
 260,000    Mass Transit Railway
             7.500% 11/08/2010             274,210
 230,000    Royal Caribbean Cruises
             8.750% 02/02/2011             233,258
                                      ------------
                                           826,681
            UTILITIES - (2.1%)
 215,000    AES
             8.875% 02/15/2011             217,150
 270,000    Calpine
             8.500% 02/15/2011             269,247
 210,000    Empresa Nacional De
             Electricidad
             7.750% 07/15/2008             204,898
                                      ------------
                                           691,295

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2001 (UNAUDITED)

Principal
Amount $                                Value $
---------                               -------
            CORPORATE BONDS
            YANKEE BONDS - (4.2%)
 145,000    AB Spintab (1)
             7.500% 08/14/2049             141,876
 390,000    BSCH Issuances
             7.625% 09/14/2010             404,497
 375,000    Credit Suisse First
             Boston (1)
             7.900% 05/01/2007             372,152
 450,000    Merita Bank (1)
             7.150% 12/29/2049             456,300
                                      ------------
                                         1,374,825
                                      ------------
            TOTAL CORPORATE BONDS
            (Cost $13,308,897)          13,525,888
                                      ------------
            MORTGAGE-BACKED SECURITIES
             (2) - (30.0%)
            COLLATERALIZED MORTGAGE OBLIGATIONS -
              (4.2%)
 540,000    FHLMC
             Series 2143 Class CJ
             6.000% 12/15/2024             534,438
 338,213    FNMA
             Series 1997-1 Class B
             6.500% 02/18/2004             342,153
 508,508    Residential Accredit
             Loans
             Series 1999-QS4 Class
             A1
             6.250% 03/25/2014             506,702
                                      ------------
                                         1,383,293
            COMMERCIAL MORTGAGE BACKED
             SECURITIES - (5.4%)
 415,000    Asset Securitization (1)
             Series 1996-D3 Class
             A1C
             7.400% 10/13/2026             439,276
 396,060    Chase Commercial
             Mortgage Securities
             Series 2000-2 Class A1
             7.543% 09/15/2009             418,811
 930,000    LB Commercial Conduit
             Mortgage Trust
             Series 1998-C4 Class
             A1B
             6.210% 10/15/2008             923,218
                                      ------------
                                         1,781,305

Principal
Amount $                                Value $
---------                               -------
            MORTGAGE PASS-THROUGH SECURITIES -
              (20.4%)
 172,290    FHLMC
             8.000% 01/01/2026             178,320
            FNMA
2,122,364   6.000% 12/01/2028            2,050,071
 261,987    7.000% 12/01/2010              267,472
 368,277    7.000% 05/01/2024              371,384
 384,566    7.000% 05/01/2026              387,811
            GNMA
1,329,140   7.000% 08/15/2023            1,344,923
 499,012    7.500% 11/15/2029              511,331
 144,877    8.000% 06/15/2026              149,721
1,407,510   8.500% 07/15/2030            1,468,209
                                      ------------
                                         6,729,242
                                      ------------
            TOTAL MORTGAGE-BACKED SECURITIES
            (Cost $9,524,637)            9,893,840
                                      ------------
            SOVEREIGN BONDS & NOTES -  (3.9%)
 210,000    Republic of Bulgaria
             7.750% 07/28/2024             155,137
 260,000    Republic of Pakistan
             10.000% 12/13/2005            188,175
            Republic of Philippines
  48,000    9.875% 01/15/2019               39,446
 232,000    10.625% 03/16/2025             194,706
 210,000    Republic of Poland
             6.000% 10/01/2002             206,194
2,200,000   Republic of South Africa
             13.000% 08/31/2010            288,858
 535,000    Russian Federation
             2.500% 03/31/2030             224,700
                                      ------------
            TOTAL SOVEREIGN BONDS & NOTES
            (Cost $1,290,379)            1,297,216
                                      ------------
            U.S. GOVERNMENT
             SECURITIES (2) - (16.2%)
            TREASURY ISSUES - (16.2%)
            United States Treasury
             Bonds
1,800,000   5.375% 02/15/2031            1,695,375
 610,000    6.250% 05/15/2030              643,646
 100,000    7.875% 02/15/2021              122,650

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2001 (UNAUDITED)

Principal
Amount $                                Value $
---------                               -------
            U.S. GOVERNMENT SECURITIES
            United States Treasury
             Notes
1,915,000    5.000% 02/15/2011           1,867,127
 980,000     5.750% 11/15/2005           1,014,147
                                      ------------
            TOTAL U.S. GOVERNMENT
              SECURITIES
             (Cost $5,366,591)           5,342,945
                                      ------------
            SHORT-TERM INVESTMENT - (5.2%)
1,720,857   SSgA U.S. Government
             Money Market Fund
             4.586% (3)                  1,720,857
                                      ------------
            TOTAL SHORT-TERM INVESTMENT
             (Cost $1,720,857)           1,720,857
                                      ------------
            TOTAL INVESTMENTS
             (Cost $34,074,000) -
                104.9%                  34,653,455
            SECURITIES SOLD SHORT AT
             VALUE (4) - (42.3%)       (13,974,844)
            OTHER ASSETS LESS LIABILITIES -
              37.4%                     12,369,087
                                      ------------
            TOTAL NET ASSETS -  100%  $ 33,047,698
                                      ============


(1) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2001, these securities aggregated $4,007,365 or 12.1% of the assets of the Fund.
(2) A portion of these securities have been segregated by the Custodian Bank to cover the short sell.
(3) Interest rate shown is 7-day yield as of April 30, 2001.
(4) The security sold short, a $14,000,000 United States Treasury Note, 4.25%, due 03/31/03 is valued at $13,974,844 with proceeds of $13,974,844.

                       FORWARD FOREIGN CURRENCY CONTRACTS

                                CONTRACTS TO BUY

                                                          Unrealized
                                          Underlying     Appreciation
Contract Date     Currency      Units     Face Amount   (Depreciation)
-------------     --------      -----     -----------   --------------
  10/23/01      Czech Koruna  6,700,000    $174,049        $(2,086)

  10/31/01      Polish Zloty    696,135     165,000         10,679
                                           --------        -------

                                           $339,049        $ 8,593
                                           ========        =======


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)

                                                                           INTERNATIONAL
                                              EMERGING                        SMALLER
                                               MARKETS     INTERNATIONAL     COMPANIES        ULTRA
                                                FUND           FUND            FUND            FUND
                                              --------     -------------   -------------      -----
ASSETS
  Investments in securities, at
     value - Note 2........................  $33,144,697    $58,860,264     $20,837,149    $ 96,812,012
  Repurchase agreements....................           --             --              --      20,745,000
  Cash.....................................           --             --              --             570
  Foreign currency, at value...............      606,265        (60,002)          5,335              --
  Dividends and tax reclaims receivable....       90,262        249,373          63,301          56,075
  Interest receivable......................        7,402          5,390           2,911          43,249
  Receivable for securities sold...........      303,005        520,795         126,554       9,362,915
  Receivable for foreign currency contracts
     sold..................................          298        620,792         135,904              --
  Receivable for Fund shares sold..........      207,025        450,000         738,760         161,199
  Deferred organizational costs............          293             --           1,387              --
  Prepaid expenses.........................       18,803         31,902          15,239          16,985
  Due from Investment Advisor - Note 3.....       12,746         22,507           6,328              --
                                             -----------    -----------     -----------    ------------
          TOTAL ASSETS.....................   34,390,796     60,701,021      21,932,868     127,198,005
LIABILITIES
  Securities sold short, at value - Note
     2.....................................           --             --              --              --
  Payable for securities purchased.........      654,436      1,078,725              --       8,814,510
  Payable for foreign currency contracts
     purchased.............................       32,488        165,193              --              --
  Payable for Fund shares redeemed.........       22,309        397,284              --           4,381
  Advisory fee payable - Note 3............       25,624         27,299          11,807         112,267
  Administration fee payable - Note 3......        6,432         12,789           4,020          22,438
  Accrued expenses and other liabilities...       53,389        120,089          21,049          79,859
                                             -----------    -----------     -----------    ------------
          TOTAL LIABILITIES................      794,678      1,801,379          36,876       9,033,455
                                             -----------    -----------     -----------    ------------
       NET ASSETS..........................  $33,596,118    $58,899,642     $21,895,992    $118,164,550
                                             ===========    ===========     ===========    ============
NET ASSETS
  Capital paid-in..........................  $45,840,940    $64,850,815     $23,025,439    $ 81,172,073
  Undistributed (distributions in excess
     of) net investment income.............        9,223        (83,198)        (61,816)         67,042
  Accumulated net realized gain (loss) on
     investments and foreign currency
     transactions..........................   (9,042,375)    (2,833,611)         16,977      25,414,616
  Net unrealized appreciation
     (depreciation) on investments and
     foreign currency translations.........   (3,211,670)    (3,034,364)     (1,084,608)     11,510,819
                                             -----------    -----------     -----------    ------------
          NET ASSETS.......................  $33,596,118    $58,899,642     $21,895,992    $118,164,550
                                             ===========    ===========     ===========    ============
Investor Class:
  Net asset value, offering and redemption
     price per share.......................  $      9.27    $      9.26     $     11.79    $      34.11
Total shares outstanding at end of
  period...................................    3,623,700      6,357,675       1,857,147       3,464,488
Cost of securities including repurchase
  agreements...............................  $36,321,734    $62,353,198     $22,057,250    $106,046,193
Proceeds from securities sold not yet
  purchased................................           --             --              --              --
Cost of foreign currency...................  $   606,784    $   (60,014)    $     5,299    $         --

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           SMALL
       U.S. LARGE CAP    U.S. SMALLER      MIDCAP      CAPITALIZATION    TOTAL RETURN
           EQUITY         COMPANIES        VALUE           VALUE         FIXED INCOME
            FUND             FUND           FUND            FUND             FUND
       --------------    ------------      ------      --------------    ------------
        $26,663,262      $24,052,826     $8,010,471     $44,278,911      $34,653,455
                 --               --             --              --               --
                 --               --             --              --               --
                 --               --             --              --               --
              7,996            4,678          3,341          12,911               --
              3,478            9,657          2,126           6,717          477,610
            465,602          624,128             --         362,704       14,378,639
                 --               --             --              --           10,679
                  3          395,510             --         250,456          175,940
                 --            1,785          3,943              --               --
              7,853           35,566          1,482          25,428            7,463
                 --           27,535         27,059              --           18,115
        -----------      -----------     ----------     -----------      -----------
         27,148,194       25,151,685      8,048,422      44,937,127       49,721,901
                 --               --             --              --       13,974,844
            378,240          395,962             --         191,071        2,580,287
                 --               --             --              --            2,086
              4,865               --             --              --               --
              6,928            9,353          5,378          34,517           13,727
                 --            4,714             --              --               --
             35,066           74,087         47,792          46,556          103,259
        -----------      -----------     ----------     -----------      -----------
            425,099          484,116         53,170         272,144       16,674,203
        -----------      -----------     ----------     -----------      -----------
        $26,723,095      $24,667,569     $7,995,252     $44,664,983      $33,047,698
        ===========      ===========     ==========     ===========      ===========
        $28,226,979      $13,325,755     $5,813,051     $30,880,026      $33,317,621
             51,873         (109,798)        (1,505)        (96,681)           9,044
         (2,679,177)       6,505,783      1,127,244       5,693,142         (866,982)
          1,123,420        4,945,829      1,056,462       8,188,496          588,015
        -----------      -----------     ----------     -----------      -----------
        $26,723,095      $24,667,569     $7,995,252     $44,664,983      $33,047,698
        ===========      ===========     ==========     ===========      ===========
        $      4.34      $     15.61     $    13.21     $     14.22      $      9.25
          6,157,839        1,580,542        605,400       3,139,967        3,572,282
        $25,539,842      $19,106,997     $6,954,009     $36,090,415      $34,074,000
        $        --      $        --     $       --     $        --      $13,974,844
        $        --      $        --     $       --     $        --      $        --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

                                                                               INTERNATIONAL
                                                  EMERGING                        SMALLER
                                                   MARKETS     INTERNATIONAL     COMPANIES        ULTRA
                                                    FUND           FUND            FUND           FUND
                                                    ----       -------------   -------------      -----
INVESTMENT INCOME
  Dividend income..............................  $   269,437    $   512,574     $   113,972    $   351,209
  Interest income..............................       47,949        148,298          36,785        623,115
  Foreign taxes withheld.......................      (22,228)       (81,343)        (13,335)        (8,730)
                                                 -----------    -----------     -----------    -----------
       TOTAL INCOME............................      295,158        579,529         137,422        965,594
EXPENSES
  Investment advisory fees - Note 3............      153,369        224,314          78,947        591,717
  Administrative fees - Note 3.................       38,342        100,941          23,218        118,343
  Subadministration fees - Note 3..............       17,650         50,992          10,720         54,841
  Custodian fees...............................       70,763         85,694          28,587         46,083
  Audit fees...................................        8,407         25,240           4,797         19,191
  Legal fees...................................        8,407         25,240           4,797         19,191
  Printing expenses............................       17,309         19,836           9,890         14,876
  Trustees fees - Note 5.......................        4,009         11,758           1,967          9,771
  Transfer agent fees..........................        8,124         10,987           7,714          9,189
  Organizational expenses......................           96             --           1,608             --
  Registration fees............................        8,396          9,726           8,407          8,801
  Insurance....................................        1,445          4,388             988          3,294
  Other........................................        1,951          3,466           1,977          3,255
                                                 -----------    -----------     -----------    -----------
       TOTAL EXPENSES..........................      338,268        572,582         183,617        898,552
  Expenses borne by Investment Adviser - Note
    3..........................................      (77,540)      (107,222)        (35,016)            --
  Expenses waived by Investment Adviser - Note
    3..........................................           --        (22,436)         (9,294)            --
                                                 -----------    -----------     -----------    -----------
       NET EXPENSES............................      260,728        442,924         139,307        898,552
                                                 -----------    -----------     -----------    -----------
       NET INVESTMENT INCOME (LOSS)............       34,430        136,605          (1,885)        67,042
                                                 -----------    -----------     -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net realized gain (loss) on investments
    sold.......................................   (5,255,584)    (4,118,372)       (185,918)    25,775,596
  Net realized gain (loss) on foreign currency
    transactions...............................     (114,275)     1,755,882         218,400         (7,021)
                                                 -----------    -----------     -----------    -----------
       Net realized gain (loss) on investments
         and foreign currency transactions.....   (5,369,859)    (2,362,490)         32,482     25,768,575
                                                 -----------    -----------     -----------    -----------
  Change in net unrealized appreciation
    (depreciation) on investments..............    1,327,765     (1,749,838)     (1,543,423)     4,511,399
  Change in net unrealized appreciation
    (depreciation) on foreign currency
    translations...............................      (39,968)       247,430          76,217             --
                                                 -----------    -----------     -----------    -----------
       Net change in unrealized appreciation
         (depreciation) on investments and
         foreign currency translations.........    1,287,797     (1,502,408)     (1,467,206)     4,511,399
                                                 -----------    -----------     -----------    -----------
       NET GAIN (LOSS).........................   (4,082,062)    (3,864,898)     (1,434,724)    30,279,974
                                                 -----------    -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..............................  $(4,047,632)   $(3,728,293)    $(1,436,609)   $30,347,016
                                                 ===========    ===========     ===========    ===========

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           SMALL
       U.S. LARGE CAP    U.S. SMALLER      MIDCAP      CAPITALIZATION    TOTAL RETURN
           EQUITY         COMPANIES        VALUE           VALUE         FIXED INCOME
            FUND             FUND           FUND            FUND             FUND
       --------------    ------------      ------      --------------    ------------
        $   224,997      $    59,979     $   39,577     $   221,763       $       --
             33,634           68,130         13,658          71,767        1,248,506
                (19)              --             --              --               --
        -----------      -----------     ----------     -----------       ----------
            258,612          128,109         53,235         293,530        1,248,506
            140,868           84,801         34,913         248,157           85,244
                 --           42,401             --              --               --
             21,311           19,086          4,455          29,945           19,605
             28,019           41,523         33,968          37,581           32,779
             12,149           16,017          2,083          14,172            9,075
             12,149           16,017          2,083          14,172            9,075
              9,917           14,876          9,917           9,946            9,917
              5,233            6,402            905           6,114            3,920
             12,496           11,901          8,927          17,901           11,901
                 --            2,167          2,809              --               --
              8,578            9,673          8,431           8,491            8,431
                991            8,766            496           1,245              994
              1,984            2,203            991           2,487            1,984
        -----------      -----------     ----------     -----------       ----------
            253,695          275,833        109,978         390,211          192,925
                 --          (37,926)       (57,753)             --         (107,679)
            (46,956)              --             --              --               --
        -----------      -----------     ----------     -----------       ----------
            206,739          237,907         52,225         390,211           85,246
        -----------      -----------     ----------     -----------       ----------
             51,873         (109,798)         1,010         (96,681)       1,163,260
        -----------      -----------     ----------     -----------       ----------
         (2,612,377)       7,143,224      1,129,799       6,198,145          533,152
                 --               --             --              --            5,720
        -----------      -----------     ----------     -----------       ----------
         (2,612,377)       7,143,224      1,129,799       6,198,145          538,872
        -----------      -----------     ----------     -----------       ----------
         (3,307,825)      (5,854,031)      (547,504)     (1,160,462)         593,131
                 --               --             --              --            8,561
        -----------      -----------     ----------     -----------       ----------
         (3,307,825)      (5,854,031)      (547,504)     (1,160,462)         601,692
        -----------      -----------     ----------     -----------       ----------
         (5,920,202)       1,289,193        582,295       5,037,683        1,140,564
        -----------      -----------     ----------     -----------       ----------
        $(5,868,329)     $ 1,179,395     $  583,305     $ 4,941,002       $2,303,824
        ===========      ===========     ==========     ===========       ==========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)


                                                                        INTERNATIONAL
                                           EMERGING                        SMALLER
                                           MARKETS      INTERNATIONAL     COMPANIES         ULTRA
                                             FUND           FUND            FUND            FUND
                                         ------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
  From Operations:
     Net investment (loss) income......  $     34,430   $    136,605    $     (1,885)          67,042
     Net realized gain (loss) on
       investments and foreign currency
       transactions....................    (5,369,859)    (2,362,490)         32,482       25,768,575
     Change in net unrealized
       appreciation (depreciation) on
       investments and foreign currency
       translations....................     1,287,797     (1,502,408)     (1,467,206)       4,511,399
                                         ------------   ------------    ------------    -------------
     Net increase (decrease) in net
       assets resulting from
       operations......................    (4,047,632)    (3,728,293)     (1,436,609)      30,347,016
                                         ------------   ------------    ------------    -------------
  Dividends and Distributions to
     Investor Shareholders:
     From net investment income........            --     (1,859,233)       (102,007)              --
     From net realized capital gains...            --    (41,526,854)     (2,869,833)     (36,592,388)
                                         ------------   ------------    ------------    -------------
                                                   --    (43,386,087)     (2,971,940)     (36,592,388)
                                         ------------   ------------    ------------    -------------
INVESTOR SHARE TRANSACTIONS:
  Sales of shares......................    16,715,882     45,498,226      13,604,080       23,665,358
  Reinvestment of distributions........            --     41,341,524       2,875,643       36,039,115
  Redemptions of shares................   (10,625,378)   (86,188,446)     (8,809,360)     (16,279,876)
                                         ------------   ------------    ------------    -------------
     Total increase (decrease) from
       Investor Share transactions.....     6,090,504        651,304       7,670,363       43,424,597
                                         ------------   ------------    ------------    -------------
  Total increase (decrease) in net
     assets............................     2,042,872    (46,463,076)      3,261,914       37,179,225
NET ASSETS
  Beginning of Period..................    31,553,246    105,362,718      18,634,078       80,985,325
                                         ------------   ------------    ------------    -------------
  End of Period........................  $ 33,596,118   $ 58,899,642    $ 21,895,992    $ 118,164,550
                                         ============   ============    ============    =============
Undistributed (distributions in excess
  of) net investment income............  $      9,223   $    (83,198)   $    (61,816)   $      67,042
                                         ============   ============    ============    =============
CHANGES IN FUND SHARES
INVESTOR SHARE TRANSACTIONS:
  Sales of shares......................     1,721,772      4,262,588       1,077,813          787,494
  Reinvestment of distributions........            --      4,201,374         232,657        1,343,239
  Redemption of shares.................    (1,104,813)    (8,401,616)       (655,346)        (419,619)
                                         ------------   ------------    ------------    -------------
  Net increase (decrease) in Investor
     Shares............................       616,959         62,346         655,124        1,711,114
                                         ============   ============    ============    =============

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


     U.S. LARGE     U.S. SMALLER       MIDCAP           SMALL         TOTAL RETURN
     CAP EQUITY      COMPANIES         VALUE        CAPITALIZATION    FIXED INCOME
        FUND            FUND            FUND          VALUE FUND          FUND
    ------------    ------------    ------------    --------------    ------------
    $     51,873    $   (109,798)   $      1,010     $    (96,681)    $  1,163,260
      (2,612,377)      7,143,224       1,129,799        6,198,145          538,872
      (3,307,825)     (5,854,031)       (547,504)      (1,160,462)         601,692
    ------------    ------------    ------------     ------------     ------------
      (5,868,329)      1,179,395         583,305        4,941,002        2,303,824
    ------------    ------------    ------------     ------------     ------------
              --              --          (4,226)              --       (1,163,261)
              --      (9,983,528)       (730,900)     (11,197,381)              --
    ------------    ------------    ------------     ------------     ------------
              --      (9,983,528)       (735,126)     (11,197,381)      (1,163,261)
    ------------    ------------    ------------     ------------     ------------
       1,044,361       5,842,766         806,872       10,350,168        2,319,299
              --       9,844,243         667,100       10,717,532        1,143,190
     (16,780,032)    (45,852,289)     (1,487,748)     (23,386,539)      (8,046,427)
    ------------    ------------    ------------     ------------     ------------
     (15,735,671)    (30,165,280)        (13,776)      (2,318,839)      (4,583,938)
    ------------    ------------    ------------     ------------     ------------
     (21,604,000)    (38,969,413)       (165,597)      (8,575,218)      (3,443,375)
      48,327,095      63,636,982       8,160,849       53,240,201       36,491,073
    ------------    ------------    ------------     ------------     ------------
    $ 26,723,095    $ 24,667,569    $  7,995,252     $ 44,664,983     $ 33,047,698
    ============    ============    ============     ============     ============
    $     51,873    $   (109,798)   $     (1,505)    $    (96,681)    $      9,044
    ============    ============    ============     ============     ============
         228,472         370,926          63,166          742,228          248,478
              --         673,802          55,041          809,481          123,122
      (3,823,960)     (2,997,995)       (117,465)      (1,702,525)        (870,562)
    ------------    ------------    ------------     ------------     ------------
      (3,595,488)     (1,953,267)            742         (150,816)        (498,962)
    ============    ============    ============     ============     ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 2000

                                                                EMERGING
                                                                MARKETS       INTERNATIONAL    INTERNATIONAL SMALLER
                                                                  FUND            FUND            COMPANIES FUND
                                                              ------------    -------------    ---------------------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income (loss)............................  $   (158,054)   $     693,923        $    (40,973)
    Net realized gain (loss) on investments and foreign
      currency transactions.................................    (3,419,443)      43,684,157           2,913,756
    Change in net unrealized appreciation (depreciation) on
      investments and foreign currency translations.........    (4,862,790)     (26,211,815)         (1,005,208)
                                                              ------------    -------------        ------------
    Net increase (decrease) in net assets resulting from
      operations............................................    (8,440,287)      18,166,265           1,867,575
  Net equalization credits (debits).........................            --               --                  --
  Dividends and distributions to Investor Shareholders:
    From net investment income..............................       (71,978)        (589,679)             (5,696)
    From net realized capital gains.........................      (292,305)     (12,889,783)         (1,351,877)
    From return of capital..................................            --               --                  --
  Dividends and distributions to Advisor Shareholders:
    From net investment income..............................            --               --                  --
    From net realized capital gains.........................            --               --                  --
                                                              ------------    -------------        ------------
                                                                  (364,283)     (13,479,462)         (1,357,573)
                                                              ------------    -------------        ------------
INVESTOR SHARE TRANSACTIONS:
    Sales of shares.........................................    56,195,530      255,035,992          28,691,256
    Reinvestment of distributions...........................       364,283       12,350,145           1,269,385
    Redemptions of shares...................................   (19,364,379)    (324,330,164)        (21,672,515)
    Issuance of merger shares -- Note 9.....................            --               --                  --
                                                              ------------    -------------        ------------
    TOTAL INCREASE (DECREASE) FROM INVESTOR SHARE
      TRANSACTIONS..........................................    37,195,434      (56,944,027)          8,288,126
                                                              ------------    -------------        ------------
ADVISOR SHARE TRANSACTIONS:
    Sales of shares.........................................            --               --                  --
    Reinvestment of distributions...........................            --               --                  --
    Redemptions of shares...................................            --               --                  --
                                                              ------------    -------------        ------------
    TOTAL INCREASE (DECREASE) FROM ADVISOR SHARE
      TRANSACTIONS..........................................            --               --                  --
                                                              ------------    -------------        ------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS.................    28,390,864      (52,257,224)          8,798,128
                                                              ------------    -------------        ------------
NET ASSETS
    Beginning of period.....................................     3,162,382      157,619,942           9,835,950
                                                              ------------    -------------        ------------
    End of period...........................................  $ 31,553,246    $ 105,362,718        $ 18,364,078
                                                              ============    =============        ============
  Undistributed (distributions in excess of) net investment
    income..................................................  $    (25,207)   $   1,639,430        $     42,076
                                                              ============    =============        ============
CHANGES IN FUND SHARES
INVESTOR SHARE TRANSACTIONS:
    Sales of shares.........................................     4,147,126       14,344,933           1,624,433
    Reinvestment of distributions...........................        27,064          723,076              82,740
    Redemption of shares....................................    (1,427,077)     (18,035,607)         (1,193,388)
    Issuance of merger shares -- Note 9.....................            --               --                  --
                                                              ------------    -------------        ------------
  Net increase (decrease) in Investor Shares................     2,747,113       (2,967,598)            513,835
                                                              ============    =============        ============
ADVISOR SHARE TRANSACTIONS:
    Sales of shares.........................................            --               --                  --
    Reinvestment of distributions...........................            --               --                  --
    Redemption of shares....................................            --               --                  --
                                                              ------------    -------------        ------------
  Net increase (decrease) in Advisor Shares.................            --               --                  --
                                                              ============    =============        ============

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          ULTRA       U.S. LARGE CAP     U.S. SMALLER        MIDCAP       SMALL CAPITALIZATION    TOTAL RETURN FIXED
          FUND         EQUITY FUND      COMPANIES FUND     VALUE FUND          VALUE FUND            INCOME FUND
       -----------    --------------    --------------    ------------    --------------------    ------------------
       $  (198,550)    $  (154,489)      $   (286,334)    $     (2,797)       $   (225,794)          $  1,916,539
        36,292,965       4,197,430         10,252,989        1,107,354          14,748,939               (597,621)
         5,630,333      (2,977,776)         7,939,225        1,015,085             854,034                454,407
       -----------     -----------       ------------     ------------        ------------           ------------
        41,724,748       1,065,165         17,905,880        2,119,642          15,377,179              1,773,325
                --              --                 --               --                  --                  7,664
                --              --                 --           (3,008)                 --             (1,942,545)
        (5,813,221)     (5,718,509)                --               --          (2,491,082)                    --
                --        (730,929)                --               --                  --                     --
                --              --                 --               --                  --                     --
                --              --                 --               --              (5,686)                    --
       -----------     -----------       ------------     ------------        ------------           ------------
        (5,813,221)     (6,449,438)                --           (3,008)         (2,496,768)            (1,942,545)
       -----------     -----------       ------------     ------------        ------------           ------------
        26,653,984       3,152,992         30,111,189        7,713,138          27,008,941             29,663,978
         5,642,897       5,064,753                 --           (3,006)          2,463,098              1,927,697
        (7,818,665)     (5,917,223)       (24,922,951)     (12,851,860)        (49,318,023)           (19,895,936)
                --      37,300,982                 --               --                  --                     --
       -----------     -----------       ------------     ------------        ------------           ------------
        24,478,216      39,601,504          5,188,238       (5,135,716)        (19,845,984)            11,695,739
       -----------     -----------       ------------     ------------        ------------           ------------
                --              --          2,274,004               --              77,147                     --
                --              --                 --               --               5,686                     --
                --              --         (8,714,849)          (3,184)           (212,105)                    --
       -----------     -----------       ------------     ------------        ------------           ------------
                --              --         (6,440,845)          (3,184)           (129,272)                    --
       -----------     -----------       ------------     ------------        ------------           ------------
        60,389,743      34,217,231         16,653,273       (3,022,266)         (7,094,845)            11,534,183
       -----------     -----------       ------------     ------------        ------------           ------------
        20,595,582      14,109,864         46,983,709       11,183,115          60,335,046             24,956,890
       -----------     -----------       ------------     ------------        ------------           ------------
       $80,985,325     $48,327,095       $ 63,636,982     $  8,160,849        $ 53,240,201           $ 36,491,073
       ===========     ===========       ============     ============        ============           ============
       $        --     $        --       $         --     $      1,711        $         --           $      9,045
       ===========     ===========       ============     ============        ============           ============
           887,828         574,897          1,847,371          662,824           1,953,764              3,320,895
           280,741         936,388                 --              264             193,640                215,766
          (252,899)     (1,075,751)        (1,611,841)      (1,085,562)         (3,451,165)            (2,218,981)
                --       7,220,033                 --               --                  --                     --
       -----------     -----------       ------------     ------------        ------------           ------------
           915,670       7,655,567            235,530         (422,474)         (1,303,761)             1,317,680
       ===========     ===========       ============     ============        ============           ============
                --              --            146,819               --               5,657                     --
                --              --                 --               --                 451                     --
                --              --           (524,652)            (342)            (16,012)                    --
       -----------     -----------       ------------     ------------        ------------           ------------
                --              --           (377,833)            (342)             (9,904)                    --
       ===========     ===========       ============     ============        ============           ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   FOR        FOR
                                        SIX          FOR THE        FOR THE        THE        THE
                                      MONTHS          YEAR          PERIOD        YEAR       PERIOD
                                       ENDED          ENDED          ENDED        ENDED      ENDED
                                     APRIL 30,     OCTOBER 31,    OCTOBER 31,    MAY 31,    MAY 31,
                                       2001           2000         1999 (a)       1999      1998 (f)
                                     ---------     -----------    -----------    -------    --------
                                    (UNAUDITED)
NET ASSET VALUE, BEGINNING OF
  PERIOD..........................    $ 10.49        $ 12.18        $10.62       $ 9.04      $10.00
                                      -------        -------        ------       ------      ------
INVESTMENT OPERATIONS (b)
  Net Investment Income (Loss)....       0.01          (0.18)        (0.03)        0.03        0.02
  Net Realized and Unrealized Gain
     (Loss) on Investments and
     Foreign Currency
     Transactions.................      (1.23)         (0.90)         1.59         1.58       (0.98)
                                      -------        -------        ------       ------      ------
  TOTAL FROM INVESTMENT
     OPERATIONS...................      (1.22)         (1.08)         1.56         1.61       (0.96)
                                      -------        -------        ------       ------      ------
DISTRIBUTIONS FROM
  Net Investment Income...........         --          (0.12)           --        (0.03)         --
  Net Realized Gain on Investments
     and Foreign Currency
     Transactions.................         --          (0.49)           --           --          --
                                      -------        -------        ------       ------      ------
  Total Distributions.............         --          (0.61)           --        (0.03)         --
                                      -------        -------        ------       ------      ------
NET ASSET VALUE, END OF PERIOD....    $  9.27        $ 10.49        $12.18       $10.62      $ 9.04
                                      =======        =======        ======       ======      ======
TOTAL RETURN (c)..................     (11.73)%       (10.00)%       14.69%       17.88%      (9.60)%
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets at End of Period
     (000's)......................    $33,596        $31,553        $3,162       $2,218      $   18
  Ratios to Average Net Assets:
     (b)
     Expenses including
       reimbursement/ waiver of
       fees.......................       1.70%(d)       1.70%         1.70%(d)     1.65%       1.70%(d)
     Expenses excluding
       reimbursement/ waiver of
       fees.......................       2.21%(d)       2.35%         7.84%(d)    10.74%         --(e)
     Net investment income (loss)
       including
       reimbursement/waiver of
       fees.......................       0.22%(d)      (0.61)%       (0.59)%(d)    0.51%       1.72%(d)
  Portfolio Turnover Rate (g).....         73%(h)        192%          160%         177%(h)      23%(h)

(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.
(b) Prior to September 17, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying Portfolio, Schroder EM Core Portfolio. Since September 20, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(d) Annualized.
(e)  Amount is not meaningful due to short period of operations.
(f) For the period October 31, 1997 (Commencement of Operations) through May 31, 1998.
(g) The portfolio turnover rates for the period ending May 31, 1998 and year ended May 31, 1999 represent the turnover of the underlying Portfolio, Schroder EM Core Portfolio. For the period ending October 31, 1999, the rate represents the period from June 1, 1999 through September 17, 1999 during which time the Fund invested in the Portfolio and from September 20, 1999 through October 31, 1999, during which time the Fund held direct investments in a portfolio of securities.
(h) Not annualized.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     SIX
                                   MONTHS
                                    ENDED                  FOR THE YEAR ENDED OCTOBER 31,
                                  APRIL 30,     ----------------------------------------------------
                                    2001          2000       1999       1998       1997     1996 (a)
                                  ---------       ----       ----       ----       ----     --------
                                 (UNAUDITED)
NET ASSET VALUE, BEGINNING OF
  PERIOD.......................    $ 16.74      $  17.02   $  17.10   $  18.37   $  20.01   $  20.91
                                   -------      --------   --------   --------   --------   --------
INVESTMENT OPERATIONS (b)
  Net Investment Income........       0.03          0.15       0.07       0.23       0.14       0.15
  Net Realized and Unrealized
     Gain (Loss) on Investments
     and Foreign Currency
     Transactions..............      (0.32)         1.24       3.20       0.34       1.31       1.74
                                   -------      --------   --------   --------   --------   --------
  TOTAL FROM INVESTMENT
     OPERATIONS................      (0.29)         1.39       3.27       0.57       1.45       1.89
                                   -------      --------   --------   --------   --------   --------
DISTRIBUTIONS FROM
  Net Investment Income........      (0.31)        (0.07)     (0.18)     (0.29)     (0.46)     (0.47)
  Net Realized Gain on
     Investments and Foreign
     Currency Transactions.....      (6.88)        (1.60)     (3.17)     (1.55)     (2.63)     (2.32)
                                   -------      --------   --------   --------   --------   --------
  Total Distributions..........      (7.19)        (1.67)     (3.35)     (1.84)     (3.09)     (2.79)
                                   -------      --------   --------   --------   --------   --------
NET ASSET VALUE, END OF
  PERIOD.......................    $  9.26      $  16.74   $  17.02   $  17.10   $  18.37   $  20.01
                                   =======      ========   ========   ========   ========   ========
TOTAL RETURN (c)...............      (4.29)%(e)     8.02%     21.82%      3.82%      8.33%     10.05%
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets at End of Period
     (000's)...................    $58,900      $105,363   $157,620   $129,955   $191,219   $202,735
  Ratios to Average Net Assets:
     (b)
     Expenses including
       reimbursement/ waiver of
       fees....................       0.99%(f)      0.99%      0.99%      0.99%      0.99%      0.99%
     Expenses excluding
       reimbursement/ waiver of
       fees....................       1.28%(f)      1.14%      1.06%      1.08%      1.06%      1.04%
     Net investment income
       including
       reimbursement/waiver of
       fees....................       0.30%(f)      0.54%      0.60%      1.14%      0.67%      0.86%
  Portfolio Turnover Rate
     (d).......................         82%(e)       132%        85%        53%        36%        56%

(a)  On November 1, 1995, the Fund converted to a master-feeder structure.
(b) From the period November 1, 1995 to May 31, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of its underlying Portfolio, Schroder International Equity Portfolio. Since June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3).
(d) The portfolio turnover rates for the years October 31, 1996 through October 31, 1998, represent the turnover of the underlying Portfolio, Schroder International Equity Portfolio. For the year ending October 31, 1999, the rate represents the period from November 1, 1998 through May 31, 1999 during which time the Fund invested in the Portfolio and from June 1, 1999 though October 31, 1999 during which time the Fund held direct investments in a portfolio of securities.
(e)  Not annualized.
(f)  Annualized.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            SIX                                         FOR THE
                                          MONTHS           FOR THE YEAR ENDED           PERIOD
                                           ENDED               OCTOBER 31,               ENDED
                                         APRIL 31,     ---------------------------    OCTOBER 31,
                                           2001         2000       1999      1998      1997 (a)
                                         ---------      ----       ----      ----     -----------
                                        (UNAUDITED)
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $ 15.50      $ 14.29    $ 9.35    $ 9.22      $10.00
                                          -------      -------    ------    ------      ------
INVESTMENT OPERATIONS (b)
  Net Investment Income (Loss)........       0.02        (0.05)     0.06      0.05        0.02
  Net Realized and Unrealized Gain
     (Loss) on Investments and Foreign
     Currency Transactions............      (1.02)        3.23      5.62      0.60       (0.79)
                                          -------      -------    ------    ------      ------
  TOTAL FROM INVESTMENT OPERATIONS....      (1.00)        3.18      5.68      0.65       (0.77)
                                          -------      -------    ------    ------      ------
DISTRIBUTIONS FROM
  Net Investment Income...............      (0.09)       (0.01)    (0.04)    (0.01)      (0.01)
  Net Realized Gain on Investments and
     Foreign Currency Transactions....      (2.62)       (1.96)    (0.70)    (0.51)         --
                                          -------      -------    ------    ------      ------
  Total Distributions.................      (2.71)       (1.97)    (0.74)    (0.52)      (0.01)
                                          -------      -------    ------    ------      ------
NET ASSET VALUE, END OF PERIOD........    $ 11.79      $ 15.50    $14.29    $ 9.35      $ 9.22
                                          =======      =======    ======    ======      ======
TOTAL RETURN (c)......................      (7.28)%      22.37%    65.27%     7.88%      (7.73)%
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets at End of Period
     (000's)..........................    $21,896      $18,634    $9,836    $4,165      $6,836
  Ratios to Average Net Assets: (b)
     Expenses including
       reimbursement/waiver of fees...       1.50%(d)     1.50%     1.50%     1.50%       1.50%(d)
     Expenses excluding
       reimbursement/waiver of fees...       1.98%(d)     2.32%     2.74%     5.26%       3.93%(d)
     Net investment income (loss)
       including reimbursement/waiver
       of fees........................      (0.02)%(d)   (0.26)%    0.53%     0.33%       0.21%(d)
  Portfolio Turnover Rate (e).........         16%(f)       86%       81%       82%         32%(f)

(a) For the period November 4, 1996 (Commencement of Operations) through October 31, 1997.
(b) Prior to June 1, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying Portfolio, Schroder International Smaller Companies Portfolio. Since June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(d) Annualized.
(e) The portfolio turnover rates for the period ending October 31, 1997 and year ended October 31, 1998 represent the turnover of the underlying Portfolio, Schroder International Smaller Companies Portfolio. For the year ending October 31, 1999, the rate represents the period from November 1, 1998 through May 31, 1999 during which time the Fund invested in the Portfolio and from June 1, 1999 through October 31, 1999 during which time the Fund held direct investments in a portfolio of securities.
(f)  Not annualized.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ULTRA FUND - INVESTOR SHARES*
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  FOR        FOR
                                       SIX          FOR THE        FOR THE        THE        THE
                                     MONTHS          YEAR          PERIOD        YEAR       PERIOD
                                      ENDED          ENDED          ENDED        ENDED      ENDED
                                    APRIL 30,     OCTOBER 31,    OCTOBER 31,    MAY 31,    MAY 31,
                                      2001           2000         1999 (a)       1999      1998 (d)
                                    ---------     -----------    -----------    -------    --------
                                   (UNAUDITED)
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................   $  46.19        $ 24.59        $ 20.18      $ 14.26     $10.00
                                    --------        -------        -------      -------     ------
INVESTMENT OPERATIONS
  Net Investment Income (Loss)...       0.02          (0.11)         (0.06)       (0.13)     (0.04)
  Net Realized and Unrealized
     Gain (Loss) on
     Investments.................      11.03          28.83           4.47         8.28       4.50
                                    --------        -------        -------      -------     ------
  TOTAL FROM INVESTMENT
     OPERATIONS..................      11.05          28.72           4.41         8.15       4.46
                                    --------        -------        -------      -------     ------
DISTRIBUTIONS FROM
  Net Investment Income..........         --             --             --           --         --
  Net Realized Gain on
     Investments.................     (23.13)         (7.12)            --        (2.23)     (0.20)
                                    --------        -------        -------      -------     ------
  Total Distributions............     (23.13)         (7.12)            --        (2.23)     (0.20)
                                    --------        -------        -------      -------     ------
NET ASSET VALUE, END OF PERIOD...   $  34.11        $ 46.19        $ 24.59      $ 20.18     $14.26
                                    ========        =======        =======      =======     ======
TOTAL RETURN (b).................      37.19%        154.40%         21.85%       64.56%     45.41%
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets at End of Period
     (000's).....................   $118,165        $80,985        $20,596      $14,317     $6,340
  Ratios to Average Net Assets:
     Expenses including
       reimbursement/ waiver of
       fees......................       1.90%(c)       2.00%          2.00%(c)     2.00%      2.00%(c)
     Expenses excluding
       reimbursement/ waiver of
       fees......................       1.90%(c)       2.06%          2.53%(c)     3.27%      6.02%(c)
     Net investment income (loss)
       including
       reimbursement/waiver of
       fees......................       0.14%(c)      (0.40)%        (0.73)%(c)   (1.10)%    (0.77)%(c)
  Portfolio Turnover Rate........        304%(e)        725%           173%(e)      341%       166%(e)

(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.
(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(c)  Annualized.
(d) The Fund commenced operations on October 15, 1997.
(e)  Not annualized.
 * Effective March 1, 2001, the Fund changed its name and certain investment limits under its principal investment strategies. Although the portfolio manager is currently managing the Fund in a manner substantially similar to the way the Fund was managed in prior periods, the performance results shown above would not necessarily have been achieved under the Fund's current policies.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      SIX
                                    MONTHS
                                     ENDED               FOR THE YEAR ENDED OCTOBER 31,
                                   APRIL 30,     -----------------------------------------------
                                     2001         2000      1999      1998      1997      1996
                                   ---------      ----      ----      ----      ----      ----
                                  (UNAUDITED)
NET ASSETS VALUE, BEGINNING OF
  PERIOD........................    $  4.95      $  6.73   $  7.79   $  9.82   $  9.76   $  9.41
                                    -------      -------   -------   -------   -------   -------
INVESTMENT OPERATIONS
  Net Investment Income
     (Loss).....................       0.01        (0.02)    (0.06)    (0.06)    (0.01)     0.04
  Net Realized and Unrealized
     Gain (Loss) on
     Investments................      (0.62)        1.26      2.00      0.78      2.20      1.62
                                    -------      -------   -------   -------   -------   -------
  TOTAL FROM INVESTMENT
     OPERATIONS.................      (0.61)        1.24      1.94      0.72      2.19      1.66
                                    -------      -------   -------   -------   -------   -------
DISTRIBUTIONS FROM
  Net Investment Income.........         --           --        --        --     (0.02)    (0.07)
  Net Realized Gain on
     Investments................         --        (2.68)    (3.00)    (2.75)    (2.11)    (1.24)
  Return of Capital.............         --        (0.34)       --        --        --        --
                                    -------      -------   -------   -------   -------   -------
  Total Distributions...........         --        (3.02)    (3.00)    (2.75)    (2.13)    (1.31)
                                    -------      -------   -------   -------   -------   -------
NET ASSET VALUE, END OF
  PERIOD........................    $  4.34      $  4.95   $  6.73   $  7.79   $  9.82   $  9.76
                                    =======      =======   =======   =======   =======   =======
TOTAL RETURN (a)................     (12.32)%(c)   18.73%    30.95%     8.87%    26.49%    19.45%
RATIOS AND SUPPLEMENTARY DATA:
  Net Assets at End of Period
     (000's) (b)................    $26,723      $48,327   $14,110   $12,540   $13,861   $17,187
  Ratios to Average Net Assets:
     Expenses including
       reimbursement/ waiver of
       fees.....................       1.10%(d)     1.40%     1.50%     1.50%     1.50%     1.40%
     Expenses excluding
       reimbursement/waiver of
       fees.....................       1.35%(d)     1.55%     1.99%     1.85%     1.68%     1.43%
     Net investment income
       including
       reimbursement/waiver of
       fees.....................       0.28%(d)    (0.79)%   (0.93)%   (0.71)%   (0.09)%    0.43%
  Portfolio Turnover Rate.......         35%(c)      195%       87%      209%       44%       57%

(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3).
(b) Net assets as of October 31, 2000 reflect the Fund's acquisition of the net assets of Schroder Large Capitalization Equity Fund as of September 11, 2000. See Note 9.
(c) Not annualized.
(d) Annualized.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   FOR THE       FOR THE                           FOR        FOR THE
                                       SIX          YEAR         PERIOD           FOR THE          THE         YEAR
                                     MONTHS         ENDED         ENDED         YEAR ENDED        PERIOD       ENDED
                                      ENDED        OCTOBER       OCTOBER          MAY 31,         ENDED       OCTOBER
                                    APRIL 30,        31,           31,       -----------------   MAY 31,        31,
                                      2001          2000        1999 (b)      1999      1998     1997 (g)    1996 (a)
                                    ---------      -------      --------      ----      ----     --------    --------
                                   (UNAUDITED)
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................    $ 18.01       $ 12.79       $ 12.80     $ 14.76   $ 13.26   $ 17.23      $ 15.14
                                     -------       -------       -------     -------   -------   -------      -------
INVESTMENT OPERATIONS (c)
  Net Investment Income (Loss)...      (0.07)        (0.08)        (0.03)      (0.09)    (0.06)    (0.02)       (0.06)
  Net Realized and Unrealized
    Gain (Loss) on Investments...       0.97          5.30          0.02       (1.84)     2.82      1.88         4.10
                                     -------       -------       -------     -------   -------   -------      -------
  TOTAL FROM INVESTMENT
    OPERATIONS...................       0.90          5.22         (0.01)      (1.93)     2.76      1.86         4.04
                                     -------       -------       -------     -------   -------   -------      -------
DISTRIBUTIONS FROM
  Net Investment Income..........         --            --            --          --        --        --           --
  Net Realized Gain (Loss) on
    Investments..................      (3.30)           --            --       (0.03)    (1.26)    (5.83)       (1.95)
                                     -------       -------       -------     -------   -------   -------      -------
  Total Distributions............      (3.30)           --            --       (0.03)    (1.26)    (5.83)       (1.95)
                                     -------       -------       -------     -------   -------   -------      -------
NET ASSET VALUE, END OF PERIOD...    $ 15.61       $ 18.01       $ 12.79     $ 12.80   $ 14.76   $ 13.26      $ 17.23
                                     =======       =======       =======     =======   =======   =======      =======
TOTAL RETURN (d).................       6.31%        40.81%        (0.08)%    (13.08)%   21.63%    14.73%       29.35%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets at End of Period
    (000's)......................    $24,668       $63,637       $42,177     $47,870   $51,679   $26,104      $13,743
  Ratios to Average Net Assets:
    (c)
    Expenses including
      reimbursement/ waiver of
      fees.......................       1.40%(e)      1.18%         1.35%(e)    1.42%     1.37%     1.49%(e)      1.49%
    Expenses excluding
      reimbursement/ waiver of
      fees.......................       1.63%(e)      1.18%         1.35%(e)    1.45%     1.37%     1.87%(e)       N/A
    Net investment income (loss)
      including
      reimbursement/waiver of
      fees.......................      (0.65)%(e)     (0.55)%      (0.54)%(e)   (0.65)%   (0.51)%   (0.42)%(e)     (0.35)%
  Portfolio Turnover Rate (f)....         45%(h)       172%           52%(h)     119%       55%       34%(h)        59%

(a) On August 15, 1996, the Fund converted to a master-feeder structure.
(b) Effective October 31, 1999, the Fund changed it's fiscal year end from May 31 to October 31.
(c) From November 1, 1995 to May 31, 1999, the Fund recognized its proportionate share of income, expenses, and gains/losses of its underlying Portfolio, Schroder U.S. Smaller Companies Portfolio. Since June 1, 1999, the income, expenses were directly accrued to the Fund.
(d) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(e) Annualized.
(f) The portfolio turnover rates for the periods October 31, 1996 through May 31, 1999, represent the turnover of the underlying Portfolio, Schroder U.S. Smaller Companies Portfolio. The rates for subsequent periods represent the turnover of the Fund, which held direct investments in a portfolio of securities.
(g) Effective May 31, 1997, the Fund changed its fiscal year end from October 31 to May 31.
(h) Not annualized.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              SIX                                       PERIOD
                                            MONTHS              YEAR ENDED               ENDED
                                             ENDED              OCTOBER 31,             OCTOBER
                                           APRIL 30,    ---------------------------       31,
                                             2001        2000      1999      1998      1997 (a)
                                           ---------     ----      ----      ----      --------
                                          (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD....    $13.50      $10.88    $  9.72   $ 10.36     $ 10.00
                                            ------      ------    -------   -------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)..........      0.00       (0.01)        --     (0.01)         --
  Net Realized and Unrealized Gain
     (Loss) on Investments..............      0.95        2.63       1.16     (0.63)       0.36
                                            ------      ------    -------   -------     -------
  TOTAL FROM INVESTMENT OPERATIONS......      0.95        2.62       1.16     (0.64)       0.36
                                            ------      ------    -------   -------     -------
LESS DISTRIBUTIONS:
  From Net Investment Income............     (0.01)         --(b)      --        --          --
  From Net Realized Capital Gains.......     (1.23)         --         --        --          --
                                            ------      ------    -------   -------     -------
  Total Distributions...................     (1.24)         --         --        --          --
                                            ------      ------    -------   -------     -------
NET ASSET VALUE, END OF PERIOD..........    $13.21      $13.50    $ 10.88   $  9.72     $ 10.36
                                            ======      ======    =======   =======     =======
TOTAL RETURN (e)........................      7.52%(c)   24.11%     11.98%    (6.18)%      3.60%(c)
Net Assets at End of Period (000's).....    $7,995      $8,161    $11,179   $10,484     $10,066
Ratios to Average Net Assets
  Expenses including
     reimbursement/waiver of fees.......      1.35%(d)    1.35%      1.35%     1.35%       1.35%(d)
  Expenses excluding
     reimbursement/waiver of fees.......      2.84%(d)    2.59%      2.28%     2.47%       4.33%(d)
  Net investment income (loss) including
     reimbursement/waiver of fees.......      0.03%(d)   (0.03)%    (0.03)%   (0.06)%     (0.13)%(d)
  Portfolio Turnover Rate...............        79%(c)     141%       175%      166%         12%(c)

(a) For the period August 1, 1997 (Commencement of investment operations) through October 31, 1997.
(b) Amount was less than $0.01 per share.
(c) Not Annualized.
(d) Annualized.
(e) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3).

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      SIX
                                    MONTHS
                                     ENDED                    YEAR ENDED OCTOBER 31,
                                   APRIL 30,      -----------------------------------------------
                                     2001          2000      1999      1998      1997      1996
                                   ---------       ----      ----      ----      ----      ----
                                  (UNAUDITED)
NET ASSET VALUE, BEGINNING OF
  PERIOD........................    $ 16.18       $ 13.10   $ 12.91   $ 17.67   $ 13.05   $ 10.77
                                    -------       -------   -------   -------   -------   -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net Investment Loss...........      (0.03)        (0.09)    (0.08)    (0.02)    (0.05)    (0.05)
  Net Realized and Unrealized
     Gain (Loss) on
     Investments................       1.52          3.74      0.51     (2.05)     5.65      2.34
                                    -------       -------   -------   -------   -------   -------
  TOTAL FROM INVESTMENT
     OPERATIONS.................       1.49          3.65      0.43     (2.07)     5.60      2.29
                                    -------       -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
  From Net Investment Income....         --            --        --        --        --        --
  From Net Realized Capital
     Gains......................      (3.45)        (0.57)    (0.24)    (2.69)    (0.98)    (0.01)
                                    -------       -------   -------   -------   -------   -------
  Total Distributions...........      (3.45)        (0.57)    (0.24)    (2.69)    (0.98)    (0.01)
                                    -------       -------   -------   -------   -------   -------
NET ASSET VALUE, END OF
  PERIOD........................    $ 14.22       $ 16.18   $ 13.10   $ 12.91   $ 17.67   $ 13.05
                                    =======       =======   =======   =======   =======   =======
TOTAL RETURN....................      10.78%(a)     28.98%     3.40%   (13.29)%   48.46%    21.17%
Net Assets at End of Period
  (000's).......................    $44,665       $53,240   $60,206   $67,814   $96,709   $48,614
Ratios to Average Net Assets
  Expenses including
     reimbursement/ waiver of
     fees.......................       1.49%(b)      1.44%     1.50%     1.29%     1.32%     1.43%
  Expenses excluding
     reimbursement/ waiver of
     fees.......................       1.49%(b)      1.44%     1.50%     1.29%     1.32%     1.43%
  Net investment income (loss)
     including
     reimbursement/waiver of
     fees.......................      (0.37)%(b)    (0.39)%   (0.54)%   (0.14)%   (0.36)%   (0.34)%
  Portfolio Turnover Rate.......         48%(a)       104%      102%       88%       77%       82%

(a) Not annualized.
(b) Annualized.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      SIX
                                    MONTHS
                                     ENDED                   YEAR ENDED OCTOBER 31,
                                   APRIL 30,     -----------------------------------------------
                                     2001         2000      1999      1998      1997      1996
                                   ---------      ----      ----      ----      ----      ----
                                  (UNAUDITED)
NET ASSET VALUE, BEGINNING OF
  PERIOD........................    $  8.96      $  9.06   $ 10.00   $  9.77   $  9.70   $  9.93
                                    -------      -------   -------   -------   -------   -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net Investment Income.........       0.31         0.59      0.55      0.54      0.49      0.53
  Net Realized and Unrealized
     Gain (Loss) on
     Investments................       0.29        (0.09)    (0.62)     0.23      0.16     (0.11)
                                    -------      -------   -------   -------   -------   -------
  TOTAL FROM INVESTMENT
     OPERATIONS.................       0.60         0.50     (0.07)     0.77      0.65      0.42
                                    -------      -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
  From Net Investment Income....      (0.31)       (0.60)    (0.56)    (0.54)    (0.49)    (0.53)
  From Net Realized Capital
     Gains......................         --           --     (0.31)       --     (0.09)    (0.12)
                                    -------      -------   -------   -------   -------   -------
  Total Distributions...........      (0.31)       (0.60)    (0.87)    (0.54)    (0.58)    (0.65)
                                    -------      -------   -------   -------   -------   -------
NET ASSET VALUE, END OF
  PERIOD........................    $  9.25      $  8.96   $  9.06   $ 10.00   $  9.77   $  9.70
                                    =======      =======   =======   =======   =======   =======
TOTAL RETURN (a)................       6.78%(b)     5.75%    (0.78)%    8.10%     7.68%     4.38%
Net Assets at End of Period
  (000's).......................    $33,048      $36,491   $24,957   $28,134   $26,683   $23,708
Ratios to Average Net Assets
  Expenses including
     reimbursement/ waiver of
     fees.......................       0.50%(c)     0.67%     0.72%     0.89%     1.12%     1.12%
  Expenses excluding
     reimbursement/ waiver of
     fees.......................       1.14%(c)     1.25%     1.22%     1.25%     1.33%     1.24%
  Net investment income
     including
     reimbursement/waiver of
     fees.......................       6.86%(c)     6.65%     5.81%     5.47%     5.58%     5.46%
  Portfolio Turnover Rate.......        315%(b)      330%      301%      113%       44%       69%

(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3).
(b) Not annualized.
(c) Annualized.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2001 (UNAUDITED)

NOTE 1 -- ORGANIZATION

Schroder Capital Funds (Delaware) ("SCFD"), is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares which are divided into seven separate investment portfolios, six of which are included in this report: Schroder Emerging Markets Fund, Schroder International Fund, Schroder International Smaller Companies Fund, Schroder Ultra Fund, Schroder U.S. Large Cap Equity Fund and Schroder U.S. Smaller Companies Fund (collectively, the "SCFD Funds").

Schroder Series Trust ("SST"), is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into three separate investment portfolios -- Schroder MidCap Value Fund, Schroder Small Capitalization Value Fund and Schroder Total Return Fixed Income Fund (collectively, the "SST Funds" and, together with SCFD, the "Funds").

As of March 1, 2001, Schroder Micro Cap Fund changed its name to Schroder Ultra Fund.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America.

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and ask prices ("mid-market price") or, if none, the last sale price on the preceding trading day. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Prices used for valuations generally are provided by independent pricing services. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, which approximates market value, unless the investment adviser believes another valuation is more appropriate. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Funds Boards of Trustees ("Trustees").

REPURCHASE AGREEMENTS: When entering into repurchase agreements, it is each Fund's policy (other than Schroder U.S. Large Cap Equity Fund which is prohibited from investing in repurchase agreements) that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2001 (UNAUDITED)

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on realized gains and unrealized appreciation.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date except that certain foreign dividends are recorded as the Funds are informed of the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized on the effective interest method. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

EXPENSES: Expenses are recorded on an accrual basis. Most of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds in such a manner as deemed equitable by Schroder Investment Management North America Inc., ("SIMNA"), investment adviser to the Funds, or the Trustees.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders from net investment income are declared daily and distributed monthly for Schroder Total Return Fixed Income Fund and declared and distributed at least annually for all other Funds. Distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

DEFERRED ORGANIZATION COSTS: Costs incurred by the Funds in connection with their organizations are amortized on a straight-line basis over a five-year period.

EQUALIZATION: Prior to October 1, 2000, when Schroder Total Return Fixed Income Fund declared distributions of net investment income monthly, the Fund followed an accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Fund shares equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction was credited or charged to undistributed net investment income. As a result, undistributed net investment income per share was unaffected by sales and redemptions of the Fund's shares.

FEDERAL INCOME TAXES: It is the policy of the Funds for each Fund to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds will not be subject to a federal excise tax.

As of October 31, 2000, the Funds listed below had net tax basis capital loss carryforwards, for federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows:

                                                                    EXPIRATION
                                                                       DATES
FUND                                                    AMOUNT      OCTOBER 31,
----                                                    ------      -----------
Schroder Emerging Markets Fund......................  $2,912,589       2008
Schroder Total Return Fixed Income Fund.............     782,503       2007
                                                         511,510       2008

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2001 (UNAUDITED)

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for Real Estate Mortgage Investment Conduit (REMIC) paydowns, losses deferred due to wash sales, net operating losses, passive foreign investment companies, tax treatment of foreign currency and excise tax regulations.

Schroder Small Capitalization Value Fund utilizes earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

SECURITIES SOLD SHORT: Securities sold, not yet purchased, represent an obligation of the Schroder Total Return Fixed Income Fund to make a future delivery of a specific security and, correspondingly, create an obligation to purchase the security at prevailing market prices (or deliver the security, if owned by the Fund) at the later delivery date. As a result, these short sales create the risk that the Fund's ultimate obligation to satisfy the delivery requirements may exceed the amount recorded in the accompanying statement of assets and liabilities.

NOTE 3 -- INVESTMENT ADVISORY FEES AND ADMINISTRATION AGREEMENTS

The Funds have entered into investment advisory agreements with SIMNA. Under these agreements, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the following annual rates based on average daily net assets of each Fund taken separately:
1.00% for Schroder Emerging Markets Fund; 0.50% up to $100 million, 0.40% of the next $150 million, and 0.35% in excess of $250 million for Schroder International Fund; 0.85% for Schroder International Smaller Companies Fund; 1.25% for Schroder Ultra Fund; 0.75% of the first $100 million, and 0.50% in excess of $100 million for Schroder U.S. Large Cap Equity Fund; 0.50% up to $100 million, 0.40% of the next $150 million, and 0.35% in excess of $250 million for Schroder U.S. Smaller Companies Fund; 0.90% for Schroder MidCap Value Fund; 0.95% for Schroder Small Capitalization Value Fund; and 0.50% for Schroder Total Return Fixed Income Fund. SIMNA has contractually agreed to limit the investment advisory fees payable to it by Schroder International Fund through October 31, 2001 to the annual rate of 0.45% of that Fund's average daily net assets. In addition, SIMNA is contractually obligated through October 31, 2001 to waive 0.10% of the advisory fees payable by Schroder International Smaller Companies Fund. SIMNA has also contractually agreed to limit the advisory fees paid to it by Schroder U.S. Large Cap Equity Fund to 0.50% through October 31, 2001.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2001 (UNAUDITED)

The administrator of SCFD is Schroder Fund Advisors Inc. ("Schroder Advisors") a wholly owned subsidiary of SIMNA. For its services, Schroder Advisors is entitled to receive compensation at an annual rate payable monthly of: 0.225% of the average daily net assets of Schroder International Fund; and 0.25% of the average daily net assets of Schroder Emerging Markets Fund, Schroder International Smaller Companies Fund, Schroder Ultra Fund and Schroder U.S. Smaller Companies Fund.

In addition, the Funds have entered into a Sub-Administration Agreement with State Street Bank and Trust Company ("State Street") and Schroder Advisors. Under that Agreement, the Funds, together with other mutual funds managed by SIMNA, pays fees to State Street based on the combined average daily net assets of all of the Funds in the Schroder complex, according to the following annual rates: 0.06% of the first $1.7 billion of such assets, 0.04% of the next $1.7 billion, and 0.02% of assets in excess of $3.4 billion, subject to certain minimum requirements.

In order to limit the Fund's expenses, SIMNA and Schroder Advisors are contractually obligated to reduce their compensation (and, if necessary, to pay certain expenses of each of the Funds) until October 31, 2001, to the extent a Fund's Investor Shares total operating expenses exceed the following annual rates (based on average net assets of each Fund's Investor Shares taken separately): Schroder Emerging Markets Fund: 1.70%; Schroder International Fund:
0.99%; Schroder International Smaller Companies Fund: 1.50%; Schroder Ultra
Fund: 2.00%; Schroder U.S. Large Cap Equity Fund: 1.50%; Schroder U.S. Smaller Companies Fund: 1.49%; Schroder MidCap Value Fund: 1.35%; Schroder Small Capitalization Value Fund: 1.70% and Schroder Total Return Fixed Income Fund:
1.12%. On September 18, 2000, SIMNA voluntarily reduced this rate on Schroder Total Return Fixed Income Fund to 0.50% until October 31, 2001.

NOTE 4 -- REDEMPTION FEE

Schroder International Fund imposes a 2.00% redemption fee on shares redeemed (including in connection with an exchange) three months or less from their date of purchase. This charge is designed to cover transaction costs that the Fund incurs (directly and indirectly) as a result of its sale of portfolio securities. The fee, which is not a sales charge, is retained by the Fund and not paid to Schroder Advisors or any other entity. The redemption fees are included in the Statement of Changes in Net Assets shares redeemed amount, and are included as part of Capital Paid-in on the Statement of Assets and Liabilities. The redemption fee applies only to Fund shares purchased on or after November 1, 2000. The redemption fees paid to the Fund for the six months ended April 30, 2001 was $109,494.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors, with the exception of Schroder Series Trust II, Trustees who are not interested persons of the Funds, SIMNA or Schroder Advisors receive an annual retainer of $11,000 and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds receive an additional $1,000 per year. Payment of the annual retainer will be allocated among the various Funds based on their relative net assets. Payment of meeting fees will be allocated only among those Funds to which the meeting relates.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2001 (UNAUDITED)

NOTE 6 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the period ended April 30, 2001 were as follows:

                                        NON-                            NON-
                                     GOVERNMENT      GOVERNMENT      GOVERNMENT      GOVERNMENT
                                      PURCHASES      PURCHASES         SALES           SALES
                                     -----------    ------------    ------------    ------------
Schroder Emerging Markets Fund.....  $26,704,539    $          0    $ 20,939,091    $          0
Schroder International Fund........   68,024,605               0      90,815,991               0
Schroder International Smaller
  Companies Fund...................    7,374,617               0       2,772,671               0
Schroder Ultra Fund................  220,544,208               0     228,697,947               0
Schroder U.S. Large Cap Equity
  Fund.............................   12,880,996               0      28,252,613         941,065
Schroder U.S. Smaller Companies
  Fund.............................   15,702,244               0      51,097,987               0
Schroder MidCap Value Fund.........    5,886,066               0       6,502,829               0
Schroder Small Capitalization Value
  Fund.............................   23,756,435               0      35,118,757               0
Schroder Total Return Fixed Income
  Fund.............................   26,465,732     182,468,354      20,993,107     205,084,829

At April 30, 2001 the identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

                                                                                       NET UNREALIZED
                                                            GROSS UNREALIZED           APPRECIATION/
                                  IDENTIFIED COST    APPRECIATION    (DEPRECIATION)    (DEPRECIATION)
                                  ---------------    ------------    --------------    --------------
Schroder Emerging Markets
  Fund..........................    $36,321,734       $1,348,907      $(4,525,944)      $(3,177,037)
Schroder International Fund.....     62,353,198        3,513,417       (7,006,351)       (3,492,934)
Schroder International Smaller
  Companies Fund................     22,057,250        2,715,185       (3,935,286)       (1,220,101)
Schroder Ultra Fund.............    106,046,193       12,639,389       (1,128,570)       11,510,819
Schroder U.S. Large Cap Equity
  Fund..........................     25,539,842        2,625,658       (1,502,238)        1,123,420
Schroder U.S. Smaller Companies
  Fund..........................     19,106,997        5,609,757         (663,928)        4,945,829
Schroder MidCap Value Fund......      6,954,009        1,118,300          (61,838)        1,056,462
Schroder Small Capitalization
  Value Fund....................     36,090,415        9,711,818       (1,523,322)        8,188,496
Schroder Total Return Fixed
  Income Fund...................     34,074,000          711,793         (132,338)          579,455

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at April 30, 2001.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2001 (UNAUDITED)

NOTE 7 -- PORTFOLIO INVESTMENT RISKS

Schroder International Smaller Companies Fund has a relatively large number of portfolio securities invested in companies domiciled in the United Kingdom, France, Germany and Japan. The Fund may be more susceptible to political, social and economic events adversely affecting those countries than securities not so invested.

Schroder Emerging Markets Fund may invest more than 25% of its total assets in issuers located in any one country. To the extent that it does so, the Fund is susceptible to a range of factors that could adversely affect that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Fund invests in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

Option contracts involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Options also involve the risk that the other party to the transaction will be unable to meet its obligation or that the Funds will be unable to close out the position at any particular time or at an acceptable price.

Schroder Total Return Fixed Income Fund may invest up to 35% of its assets in securities rated below investment grade. Lower-rated securities lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher rated securities. The lower ratings of such securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal.

NOTE 8 -- BENEFICIAL INTEREST

The following table shows the number of shareholders each owning beneficially or of record 5% or more of shares of a Fund outstanding as of April 30, 2001 and the total percentage of shares of the Fund held by such shareholders.

                                                              5% OR GREATER SHAREHOLDERS
                                                              --------------------------
                                                              NUMBER     % OF FUND HELD
                                                              -------    ---------------
Schroder Emerging Markets Fund..............................     5            97.87%
Schroder International Fund.................................     3            69.49%
Schroder International Smaller Companies Fund...............     3            82.47%
Schroder Ultra Fund.........................................     5            68.10%
Schroder U.S. Large Cap Equity Fund.........................     4            50.45%
Schroder U.S. Smaller Companies Fund........................     4            63.58%
Schroder MidCap Value Fund..................................     4            80.22%
Schroder Small Capitalization Value Fund....................     6            48.34%
Schroder Total Return Fixed Income Fund.....................     3            92.22%

NOTE 9 -- MERGER

As of the close of business on September 11, 2000, Schroder U.S. Diversified Growth Fund acquired all the net assets of Schroder Large Capitalization Fund, a series of Schroder Series Trust, pursuant to a plan of reorganization approved by

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2001 (UNAUDITED)

the shareholders of Schroder Large Capitalization Fund on September 8, 2000. The merged Fund is now named Schroder U.S. Large Cap Equity Fund. The acquisition was completed by a tax-free exchange, the details of which are outlined in the following schedule:

                                                        AT CLOSE OF BUSINESS SEPTEMBER 11, 2000
                                                   -------------------------------------------------
                                                       LARGE
                                                   CAPITALIZATION    US DIVERSIFIED
                                                    EQUITY FUND          GROWTH        MERGED ASSETS
                                                   --------------    --------------    -------------
Net Assets.......................................   $37,300,982       $15,239,808       $52,540,790
Unrealized Appreciation..........................   $ 4,796,338       $ 1,078,258       $ 5,876,596
Shares Outstanding...............................     3,274,659         2,949,839        10,169,872
Net Asset Value Per Share........................   $     11.39       $      5.17       $      5.17

NOTE 10 -- LINE OF CREDIT

The Funds and other Schroder Funds managed by SIMNA (the "Participants"), share in a $30 million unsecured revolving credit facility with State Street for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee of 0.10%, which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the federal funds rate plus 0.50% at the time of the borrowing. To the extent permitted by a Fund's investment policies and to the extent amounts remain available for borrowing under the facility, each Fund may borrow up to a maximum of 33 percent of its respective net assets under the agreement. For the six months ended April 30, 2001, the Funds had no borrowings against the line of credit.

--------------------------------------------------------------------------------

INVESTMENT ADVISOR             Schroder Investment Management North America Inc.
                               787 Seventh Avenue, 34th Floor
                               New York, NY 10019

TRUSTEES                       Sharon L. Haugh, Chairman
                               Catherine A. Mazza, Vice Chairman
                               David N. Dinkins
                               Peter E. Guernsey
                               John I. Howell
                               Peter S. Knight
                               William L. Means
                               Clarence F. Michalis
                               Hermann C. Schwab

ADMINISTRATOR AND DISTRIBUTOR  Schroder Fund Advisors Inc.
                               787 Seventh Avenue, 34th Floor
                               New York, NY 10019

TRANSFER & Shareholder         Boston Financial Data Services, Inc.
SERVICING AGENT

CUSTODIAN                      State Street Bank and Trust Company

COUNSEL                        Ropes & Gray

                               The information contained in this report is intended for the general information of the shareholders of the Trusts. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trusts.

                               SCHRODER CAPITAL FUNDS (DELAWARE)
                               SCHRODER SERIES TRUST
                               P.O. BOX 8507
                               BOSTON, MA 02266
                               (800) 464-3108

                               WS/SF0601SAR

[Schroders Logo]